  TCW Galileo Funds, Inc.
--------------------------------------------------------------------------------
  International

Table of Contents                                               October 31, 1999

Letter To Shareholders......................................................   1
Management Discussions......................................................   2
Schedules of Investments:
  TCW Galileo Asia Pacific Equities Fund....................................  16
  TCW Galileo Emerging Markets Equities Fund................................  19
  TCW Galileo Emerging Markets Income Fund..................................  25
  TCW Galileo European Equities Fund........................................  29
  TCW Galileo International Equities Fund...................................  32
  TCW Galileo Japanese Equities Fund........................................  33
  TCW Galileo Latin America Equities Fund...................................  37
Statements of Assets and Liabilities........................................  40
Statements of Operations....................................................  42
Statements of Changes in Net Assets.........................................  44
Notes to Financial Statements...............................................  48
Financial Highlights........................................................  60
Independent Auditors' Report................................................  68
Tax Information Notice......................................................  69

[LOGO] TCW GALILEO FUNDS INC.
THE POWER OF INDEPENDENT THINKING(TM)

                                                [LOGO OF TCW GALILEO FUNDS INC.]
--------------------------------------------------------------------------------
To Our Shareholders

We are pleased to submit the October 31, 1999 Annual Reports for the TCW Galileo Funds. In this report we have incorporated a discussion and analysis of how each Fund's performance over the last year has compared to the benchmark as well as a graphical analysis of each Fund's performance since inception.

TCW is committed to providing you with superior professional investment management and distinctive personal service through the TCW Galileo Funds. On March 1, 1999, we created an additional class of shares (N class) on nine of our Galileo Funds.

Now individuals can purchase our Select Equities Fund, Aggressive Growth Equities Fund, Large Cap Growth Fund, Large Cap Value Fund, Small Cap Growth Fund, European Equities Fund, Core Fixed Income Fund, High Yield Bond Fund or Total Return Mortgage- Backed Securities Fund with a low initial investment of $2,000. The Galileo Mutual Funds continue to provide our clients with targeted investment strategies featuring daily liquidity, competitive management fees and no front end loads, or deferred sales charges.

Please call our Shareholder Services Department at (800) FUND-TCW [(800) 386-3829] if you have any questions or would like further information on the TCW Galileo Funds.

/s/ Marc I. Stern

Marc I. Stern
Chairman of the Board

December 6, 1999
                                                                             1

  TCW Galileo Asia Pacific Equities Fund

--------------------------------------------------------------------------------
Management Discussions

The TCW Galileo Asia Pacific Equities Fund (the "Fund") total return for the year ended October 31, 1999, was 64.44%. This compares favorably to the 49.28% return of the Fund's benchmark, the Morgan Stanley Combined Far East Free ex-Japan Index, for the same period.

During the Fund's fiscal year, the Asian equity markets surged to new recovery highs. The driving forces have been abundant liquidity, low interest rates, stable currencies and recovering economies. Asia appears to be finally on the mend, moving from the "bust" part of the economic cycles typical of emerging markets into the recovery part of the cycle, which could eventually lead to an-other seemingly "boom" period of sustainable growth.

Over the next few months, we expect to see increased concerns about the Y2K computer bug, particularly in the lesser-developed economies of Southeast Asia, where the Fund is significantly underweight. The Fund has also reduced its ex-posure to interest-rate sensitive stocks, and is currently focused on cyclical growth plays which are available at attractive valuations in Asia. With respect to specific country holdings, the Fund was overweight in Korea and Taiwan, due to improved prospects for a stronger than expected economic recovery. The Fund had no exposure to Malaysia due to ongoing capital controls on foreign invest-ors. The Fund also continued to avoid Indonesia due to continued political risk. Other Asian holdings were relatively neutral.

Whereas previously Asia had been driven very much by the asset and services cy-cle of property and banking, the new sources of growth are based on the much sounder basis of tradable goods, such as the exports derived from the industri-alized economies of Korea and Taiwan. Such growth provides a much sounder foun-dation to the longer-term prospects for Asia. In addition, improving prospects for a recovery in Japan are an added bonus for the region, particularly for in-creased export growth. Although we remain concerned that a degree of compla-cency could thwart some of the much needed reforms that certain countries have begun embarking upon, we remain extremely positive on the outlook for Asia and consider it the most attractive of the Emerging Markets regions.

                                                [LOGO OF TCW GALILEO FUNDS INC.]
--------------------------------------------------------------------------------

      TCW Galileo Asia Pacific Equities Fund

         [PERFORMANCE GRAPH APPEARS HERE]

    Average Annualized Total Return /(1)/
1-Year    3-Year    5-Year     Since Inception
64.44%      2.83%    1.51%        10.17%

INITIAL VALUE: $250,000

YEAR        MONTH           FUND          INDEX
----        -----           ----          -----
1993        1 APR        260,747.50     271,375.00
            MAY          282,603.36     286,626.28
            JUN          278,864.51     278.744.05
            JUL          284,578.45     279,914.78
            AUG          306,547.90     302,839.80
            SEP          319,790.77     313,954.02
            OCT          385,207.17     371,376.21
            NOV          395,557.69     368,368.06
            DEC          485,139.64     457,402,62
1994        JAN          458,447.26     425,750.36
            FEB          430,647.01     400,843.96
            MAR          380,261.31     356,310.20
            APR          396,627.76     372,237.27
            MAY          413,424.95     387,647.89
            JUN          391,029.72     369,777.32
            JUL          407,824.44     382,893.21
            AUG          438,399.04     421,006.68
            SEP          432,800.69     413,512.77
            OCT          438,829.60     421,080.05
            NOV          391,457.94     380,403.72
            DEC          376,453.36     370,475.18
1995        JAN          333,341.92     330,315.67
            FEB          362,232.67     363,248.14
            MAR          360,454.10     363,938.31
            APR          358,677.07     359,753.02
            MAY          401,790.05     402,995.34
            JUN          396,458.30     396,426.51
            JUL          414,679.52     402,055.77
            AUG          395,612.55     382,314.83
            SEP          396,514.55     388,431.87
            OCT          390,658.03     382,022.74
            NOV          384,802.07     377,476.67
            DEC          402,375.98     395,746.54
1996        JAN          444,703.07     431,482.46
            FEB          438,872.98     429,368.19
            MAR          436,621.56     432,030.27
            APR          452,392.33     443,349.47
            MAY          449,239.16     438,295.28
            JUN          431,664.92     428,871.93
            JUL          408,342.06     397,221.19
            AUG          425,998.78     410,806.15
            SEP          435,507.07     420,665.50
            OCT          435,054.14     412,252.19
            NOV          470,819.94     435,338.31
            DEC          484,403.10     432,116.81
1997        JAN          485,308.93     437,820.75
            FEB          486,667.80     439,002.87
            MAR          460,412.07     413,935.80
            APR          454,528.00     402,759.53
            MAY          496,630.93     422,333.65
            JUN          541,451.87     432,934.22
            JUL          545,550.66     434,233.03
            AUG          464,934.64     353,639.38
            SEP          455,755.43     350,491.99
            OCT          337,592.86     264,411.15
            NOV          320,645.70     247,171.55
            DEC          313,161.83     235,579.20
1998        JAN          306,557.25     215,248.72
            FEB          340,680.13     264,196.27
            MAR          331,325.06     257,274.33
            APR          309,308.51     230,286.25
            MAY          265,278.44     193,993.14
            JUN          248,767.51     172,324.11
            JUL          244,128.00     167,102.69
            AUG          226,045.44     140,817.43
            SEP          241,303.50     155,631.43
            OCT          287,643.43     197,807.54
            NOV          301,772.47     215,465.82
            DEC          306,293.02     218,167.77
1999        JAN          305,726.38     210,723.88
            FEB          301,770.28     206,629.52
            MAR          330,592.36     229,110.81
            APR          392,753.64     281,726.11
            MAY          387,667.48     268,682.19
            JUN          461,696.47     314,825.67
            JUL          463,390.89     302,216.90
            AUG          479,215.69     306,846.86
            SEP          450,395.66     282,013.74
            OCT          473,001.02     295,288.13

(1) Performance data includes the performance of the predecessor limited part-nership for periods before the Fund's registration became effective. The predecessor limited partnership was not registered under the Investment Company Act of 1940, as amended ("1940 Act"), and, therefore was not sub-ject to certain investment restrictions that are imposed by the 1940 Act. If the limited partnership had been registered under the 1940 Act, the lim-ited partnership's performance may have been lower.

 TCW Galileo Emerging Markets Equities Fund
--------------------------------------------------------------------------------
Management Discussions (Continued)


The TCW Galileo Emerging Markets Equities Fund (the "Fund") total return for the fiscal year ended October 31, 1999, was 41.29%. This compares to the Fund's benchmark, the International Finance Corporation ("IFC") Composite Investable Index, which posted a 43.26% return for the same period.

The emerging equity markets rallied during the Fund's fiscal year, reflecting the improved outlook for Asia and Latin America. Stock prices surged early in 1999 on the back of rebounding commodity prices, stability in Brazil, and lower interest rates, which have created a more optimistic outlook for global eco-nomic growth. Despite concerns about higher U.S. interest rates, the emerging markets were encouraged by favorable news regarding signs of stronger economic growth in Japan and Europe.

The Fund has generally reduced its exposure to interest-rate sensitive stocks, and is currently focused on cyclical growth plays. With respect to specific Asian holdings, the Fund was overweight in Korea and Taiwan, due to improved prospects for a stronger than expected economic recovery. The Fund had no expo-sure to Malaysia due to ongoing capital controls on foreign investors. The Fund also continued to avoid Indonesia due to continued political risk. Other Asian holdings were relatively neutral. In Latin America, the Fund maintained an un-derweight allocation to Chile given the weakness in copper prices and concerns about the currency. The Fund was unexposed to Colombia and Venezuela. The Fund remained neutrally weighted in Mexico on relatively sound earnings prospects. In the Emerging Markets EuroAsia region, there were overweight positions in Po-land and Hungary as a result of positive economic outlooks. The Fund re-estab-lished a position in South Africa and was neutrally weighted at the end of the period under review.

The outlook for the emerging markets has improved considerably due to abundant liquidity flows into most regions. These liquidity flows have helped to bring down interest rates and allowed economies to start recovering, most notably in Asia. The World Bank recently issued an updated report, forecasting a pick-up in economic growth for all emerging markets regions in 1999 and 2000. Acceler-ating GDP growth is supportive for corporate earnings growth and the region's equity market performance. Although the emerging markets have corrected in re-cent months, given our expectations for continued improvements in fundamentals throughout this year and next, we view the present weakness as a buying oppor-tunity for the longer term. In addition, closure to the Y2K issue will likely remove a key impediment to global portfolio flows into the asset class.

                                                [LOGO OF TCW GALILEO FUNDS INC.]
--------------------------------------------------------------------------------


 TCW Galileo Emerging Markets Equities Fund

      [PERFORMANCE GRAPH APPEARS HERE]

    Average Annualized Total Return /(1)/

1-Year     3-Year     5-Year     Since Inception
------     ------     ------     ---------------
41.29%     -0.88%     -3.86%          3.09%

INITIAL VALUE: $250,000

YEAR        MONTH         FUND        INDEX
----        -----         ----        -----
1993        MAY       250,000.00   250,000.00
          1-JUN       254,500.00   257,096.46
            JUL       259,793.60   265,078.74
            AUG       278,005.13   286,604.33
            SEP       283,815.44   298,139.76
            OCT       320,370.87   323,238.19
            NOV       335,972.93   343,730.31
            DEC       404,276.22   402,450.79
1994        JAN       408,561.55   405,236.22
            FEB       380,329.95   394,714.57
            MAR       337,733.00   354,901.57
            APR       332,406.95   348,159.45
            MAY       340,394.68   356,348.43
            JUN       321,758.08   343,592.52
            JUL       336,591.12   368,277.56
            AUG       371,960.12   415,620.08
            SEP       376,903.47   425,935.04
            OCT       370,058.90   411,929.13
            NOV       352,943.68   396,092.52
            DEC       311,486.91   353,484.25
1995        JAN       273,834.37   306,830.71
            FEB       269,259.56   302,864.17
            MAR       265,467.47   302,076.77
            APR       275,735.75   314,753.94
            MAY       292,470.15   326,535.43
            JUN       289,808.68   328,494.09
            JUL       300,076.60   338,946.85
            AUG       293,231.85   329,862.20
            SEP       287,906.76   327,362.20
            OCT       273,453.84   315,009.84
            NOV       273,453.84   313,435.04
            DEC       283,809.54   324,340.55
1996        JAN       310,513.18   351,515.75
            FEB       301,359.25   343,710.63
            MAR       307,082.06   348,730.31
            APR       323,867.17   362,795.28
            MAY       326,917.99   359,606.30
            JUN       325,773.78   363,877.95
            JUL       305,243.52   339,970.47
            AUG       317,453.26   350,511.81
            SEP       317,834.20   355,679.13
            OCT       312,110.01   348,041.34
            NOV       322,028.86   353,188.98
            DEC       330,443.48   354,753.94
1997        JAN       353,445.65   379,793.31
            FEB       367,247.70   398,395.67
            MAR       357,662.54   388,415.35
            APR       358,045.24   381,820.87
            MAY       376,828.29   394,803.15
            JUN       406,729.61   411,850.39
            JUL       418,118.04   415,826.77
            AUG       372,217.04   362,736.22
            SEP       382,244.57   374,537.40
            OCT       320,917.25   313,090.55
            NOV       317,444.93   298,513.78
            DEC       330,945.86   302,460.63
1998        JAN       305,873.40   282,627.95
            FEB       321,301.66   311,486.22
            MAR       330,172.79   323,699.60
            APR       330,172.79   324,576.82
            MAY       287,745.59   284,085.86
            JUN       262,288.74   254,972.74
            JUL       274,962.53   265,141.06
            AUG       196,952.91   190,601.95
            SEP       196,952.91   199,775.62
            OCT       215,104.09   222,717.86
            NOV       221,669.07   239,470.69
            DEC       219,738.33   235,897.79
1999        JAN       217,035.55   230,443.83
            FEB       214,717.61   234,548.04
            MAR       236,730.46   261,654.75
            APR       264,148.58   297,334.00
            MAY       263,377.27   292,008.75
            JUN       300,065.72   323,849.38
            JUL       294,271.45   319,143.85
            AUG       300,836.65   322,568.26
            SEP       297,361.98   313,591.19
            OCT       303,927.74   319,044.54

(1) Performance data includes the performance of the predecessor limited part-nership for periods before the Fund's registration became effective. The predecessor limited partnership was not registered under the Investment Company Act of 1940, as amended ("1940 Act"), and, therefore was not sub-ject to certain investment restrictions that are imposed by the 1940 Act. If the limited partnership had been registered under the 1940 Act, the lim-ited partnership's performance may have been lower.

  TCW Galileo Emerging Markets Income Fund

--------------------------------------------------------------------------------
Management Discussions (Continued)

For the fiscal year ended October 31, 1999, the TCW Galileo Emerging Markets Income Fund (the "Fund") rose 33.31%, versus the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+") which rose 19.98%. The positive variance in excess returns is attributable to overweighted positions in Colombia, Bulgaria and Mexico, the partial recovery in Russian eurobond prices, positions in a number of non-index countries (most notably Algeria, Turkey and Vietnam), and corpo-rate positions in the Philippines.

Emerging market debt valuations have rebounded sharply over the last four con-secutive quarters. Worst case outcomes widely predicted for the emerging mar-kets last year have not materialized, largely due to accommodative global li-quidity conditions, aggressive intervention and interim lending from official creditors, and the acceleration of orthodox economic reforms.

As crisis conditions have stabilized, cyclical economic recovery has taken hold. Systemic default risks have diminished even while new, more localized de-fault risks may be developing. Although global credit fundamentals are stable to improving, the near-term outlook for emerging markets may be constrained by uncertainty over U.S. interest rate policy and Y2K concerns.

As these uncertainties subside, credit fundamentals should become the more dom-inant factor in determining emerging market valuations. Macroeconomic stability and structural reforms should give rise to improving credit fundamentals, stronger debt service capacity, and lower default risks. Risks to this scenario include: a hard landing scenario for the U.S. economy; tight conditions in the capital markets which could give rise to increased financing risks in 2000; and the evolving paradigm of burden sharing, where the costs of debt restructuring are more equally shared between official and private sector creditors.

Our investment strategy has been well positioned for the recovery in market valuations. For the fourth quarter, investment strategy will be implemented with a slightly more defensive bias until U.S. and Y2K uncertainties subside. Our investment strategy has the following elements.

 . Credit Quality. The average weighted rating of the portfolio on September 30, 1999, was Ba2/Ba3, versus B1 for the EMBI+.

 . High Current Income. The current yield on the portfolio exceeds 11.50%, the yield to maturity is 14%, versus 9.50% and 14.75%, respectively for the EMBI+.

 . U.S. dollar denominated. Over 98% of the portfolio is U.S. dollar denominated or hedged to U.S. dollars.

 . Under-weighted U.S. interest rate duration, moderately over-weighted credit spread duration.

 . Over-weighted positions in countries and companies where credit fundamentals are on a stable to improving track; medium term financing requirements are low or manageable; and geopolitical linkages are strong. In these positions, current market valuations generally overstate normal emerging market risks.

 . Over-weighted positions in private sector credits where normal emerging mar-ket risks are partially mitigated by non-emerging market factors--e.g. compa-nies with a strong foreign equity partner or a high percentage of export sales to developed markets.

 . Maximum global diversification by country and sector. Portfolio positions where expected returns have low or negative correlation.

                                                [LOGO OF TCW GALILEO FUNDS INC.]
--------------------------------------------------------------------------------

    TCW Galileo Emerging Markets Income Fund

        [PERFORMANCE GRAPH APPEARS HERE]

     Average Annualized Total Return/(1)/

1-Year     3-Year     5-Year     Since Inception
------     ------     ------     ---------------
33.31%     2.97%       N/A            3.81%

INITIAL VALUE: $250,000

YEAR      MONTH          FUND            INDEX
----      -----          ----            -----
1996      4-SEP       257,620.00       264,512.50
            OCT       257,748.81       266,589.82
            NOV       267,053.54       279,884.69
            DEC       272,226.37       283,247.98
1997        JAN       281,114.56       291,082.45
            FEB       289,677.31       296,147.17
            MAR       280,033.95       285,463.79
            APR       289,261.07       293,911.57
            MAY       301,974.09       305,326.96
            JUN       310,954.80       312,350.29
            JUL       320,445.14       325,308.83
            AUG       321,127.69       323,991.21
            SEP       329,974.76       333,891.14
            OCT       295,169.02       295,429.01
            NOV       303,776.15       309,461.88
            DEC       300,592.58       320,167.23
1998        JAN       298,311.08       319,478,73
            FEB       311,180.22       328,623.09
            MAR       321,984.40       336,809.88
            APR       324,286.59       337,621.04
            MAY       304,861.82       326,096.62
            JUN       287,027.40       316,683.20
            JUL       287,489.52       318,868.31
            AUG       181,693.37       227,225.56
            SEP       193,461.65       249,448.22
            OCT       211,364.60       265,587.52
            NOV       233,849.56       281,220.00
            DEC       229,308.20       274,189.50
1999        JAN       225,056.83       264,008.84
            FEB       228,360.66       267,800.01
            MAR       243,384.51       288,059.08
            APR       267,318.94       307,745.04
            MAY       255,075.74       290,200.49
            JUN       264,345.19       303,178.26
            JUL       262,960,02       296,890.34
            AUG       262,260.55       296,465.79
            SEP       270,380.13       306,809.48
            OCT       281,779.36       318,649.26

(1) Performance data includes the performance of the predecessor limited part-nership for periods before the Fund's registration became effective. The predecessor limited partnership was not registered under the Investment Company Act of 1940, as amended ("1940 Act"), and, therefore was not sub-ject to certain investment restrictions that are imposed by the 1940 Act. If the limited partnership had been registered under the 1940 Act, the lim-ited partnership's performance may have been lower.

 TCW Galileo European Equities Fund

--------------------------------------------------------------------------------
Management Discussions (Continued)


For the fiscal year ended October 31, 1999 the TCW Galileo European Equities Fund (the "Fund") returned 15.16% for its Institutional ("I") Class shares versus the MSCI Europe Index return of 12.85%. This puts us in the 25.24 per-centile of the Morningstar European Equity Funds. For the Advisory ("N") Class shares, the performance for the period March 1, 1999 (Commencement of offering Advisory Class shares ) through October 31, 1999 was 6.22% versus the benchmark return of 5.9%. The performance of the Fund's two classes varies because of timing and differing expenses.

The year was, until these past two or three months, essentially a year that fa-vored value investors in Europe. The reasons for this are obvious with hind-sight. Two main factors influenced this shift. First, we saw, particularly in the first quarter, an exodus of U.S. money as U.S. investors scrambled to re-duce their position in Europe and bring up their Japanese weightings from large under-weights to near benchmark. U.S. investors tend to favor "growth" type stocks, and this sell off affected the performance of these stocks. Second, Eu-ropean, and especially U.K., investors sought to play the cyclical recovery in Europe and Asia which prompted a flow of funds into "value stocks", typically a European favored sector.

As a result of this, TCW's European portfolios suffered relative to their peer group, sinking to third quartile in the Frank Russell Universe at the end of the second quarter, although we continued to beat the benchmark. We began to see a recovery in growth stocks in the third quarter, and our quartile ranking climbed to the second quartile for the third quarter and back into the first quartile for the rolling 12 months.

Since the end of the third quarter, we have seen a surge in the performance of "growth" stocks. To put this into context, the Fund was only 30 basis points ahead of its index for the six months ended June 30, 1999. However, the Fund achieved 8.6% ahead of the index year-to-date through November 30, 1999. We be-lieve this illustrates that "growth" is once again back in favor.

Our conviction for growth remains based on long-term structural changes in Eu-rope (restructuring, the introduction of a single currency), in the world (the technological revolution) and more recently on an increasing excitement among European companies that they might own the technology for the next generation of internet use through mobile application. This latter point is still in its early stages and we are still not fully convinced, but should it occur, it would herald a new step change in European investing.

Throughout this difficult year for us, we maintained our commitment to growth investing. The fact that we still managed to beat the index is a testimony to the success of our concentration on portfolio architecture. We hope that this shift back to growth continues to the end of this quarter. If this occurs, we are confident that despite a difficult first three quarters, we will end the year in the first quartile.

                                                [LOGO OF TCW GALILEO FUNDS INC.]
--------------------------------------------------------------------------------

TCW Galileo European Equities Fund - I Class

      [PERFORMANCE GRAPH APPEARS HERE]

      Average Annualized Total Return

1-Year     3-Year     5-Year     Since Inception
------     ------     ------     ---------------
15.16%      N/A        N/A            15.98%

INITIAL VALUE: $250,000

YEAR      MONTH         FUND        INDEX
----      -----         ----        -----
1997      3-NOV      251,750.00   253,900.00
            DEC      254,750.86   263,243.52
1998        JAN      263,751.21   274,273.42
            FEB      288,000.49   295,776.46
            MAR      307,999.25   316,924.48
            APR      318,249.46   323,136.20
            MAY      329,248.16   329,760.49
            JUN      324,997.57   333,453.81
            JUL      330,246.28   340,122.88
            AUG      287,997.87   297,437.46
            SEP      272,247.27   285,629.19
            OCT      291,996.09   308,565.22
            NOV      307,247.04   325,064.20
            DEC      319,592.23   339,357.27
1999        JAN      326,262.12   337,253.26
            FEB      317,283.39   328,774.71
            MAR      317,283.39   332,447.12
            APR      324,209.68   342,433.84
            MAY      310,871.70   326,068.92
            JUN      316,772.04   331,654.48
            JUL      320,877.41   334,818.47
            AUG      324,981.43   338,303.93
            SEP      322,417.33   335,783.56
            OCT      336,268.37   348,224.34

(/1/) For the period March 1, 1999 (Commencement of offering of the Advisory
      Class shares) through October 31, 1999.

TCW Galileo European Equities Fund - N class

Total Return/(1)/
 Since Inception
      6.22%

     [PERFORMANCE GRAPH APPEARS HERE]

VALUE: $2,000

YEAR      MONTH        FUND        INDEX
----      -----        ----        -----
1997      1-MAR      2,000.00     2,022.34
            APR      2,042.04     2,083.09
            MAY      1,957.97     1,983.54
            JUN      1,995.15     2,017.52
            JUL      2,021.03     2,036.77
            AUG      2,045.28     2,057.97
            SEP      2,029.10     2,042.64
            OCT      2,124.49     2,118.32

  TCW Galileo International Equities Fund

--------------------------------------------------------------------------------
Management Discussions (Continued)

For the fiscal year ended October 31, 1999, TCW Galileo International Equities Fund, (the "Fund") was up 27.39% versus the MSCI EAFE index, which was up 23.37%. The Fund added value both from stock selection and asset allocation versus the index.

Two themes dominated the year in international markets. First, we saw the re-surgence of the Japanese market. We had moved from a very underweight position at the start of the year to a near neutral position in Japan by the end of March. We did this for two reasons. On a pure valuation basis, we saw many Jap-anese companies selling at book value or lower. Second, we started to see some indications of reform in corporate Japan. Our move into Japan was ahead of the market. We saw international investors begin to move into Japan by mid June, with panic- buying building up in the summer.

We remain to be convinced on the reforms in corporate Japan. However, we do see some companies exhibiting global advantages in niche areas. These represent "new Japan". Our style in Japan is tilted towards investing in these companies, which will become leaders regardless of whether "old Japan" companies reform or not.

The second theme was the collapse of the Euro Currency from 118 at launch ver-sus the U.S. dollar to near parity recently. Part of this collapse was due to an overpricing at the time of the launch of the Euro. More recently, investors were worried about the seeming U-turn of the German government on reform. It seems to us that at these levels the Euro is undervalued. However, we have been underweight in Europe since the start of the year, while other investors moved into an underweight position in the summer.

The weakness in the currency has hidden the very strong returns from Europe in local currency terms. Our strong belief is that Europe continues to tread the path of restructuring and that growth, as a style will continue to outperform. As an indication of the depth of reconstruction taking place in Europe, M&A ac-tivity in Europe in 1999 has exceeded that in the USA for the first time ever. For the next fiscal year, we are likely to build up our positions in Europe again.

Finally, in 1999, there was a strong recovery of emerging markets, especially Asia. We held an overweight position there for most of the year, while holding only 1% in Latin America. Our view is that emerging markets will continue to attract international investors in 2000.

                                                [LOGO OF TCW GALILEO FUNDS INC.]
--------------------------------------------------------------------------------


    TCW Galileo International Equities Fund

       [PERFORMANCE GRAPH APPEARS HERE]

     Average Annualized Total Return/(1)/

1-Year     3-Year     5-Year     Since Inception
------     ------     ------     ---------------
27.39%     11.79%     7.54%           9.50%

INITIAL VALUE: $250,000

YEAR      MONTH         FUND            INDEX
----      -----         ----            -----
1993      1-DEC      267,967.50       268,108.50
1994        JAN      291,275.31       290,833.64
            FEB      285,979.93       290,087.95
            MAR      280,360.42       277,655.36
            APR      288,384.34       289,497.91
            MAY      286,348.34       287,897.57
            JUN      281,509.06       292,030.63
            JUL      289,520.80       294,904.21
            AUG      301,828.33       301,950.94
            SEP      292,233.21       292,506.82
            OCT      297,373.59       302,315.46
            NOV      281,526.56       287,852.68
            DEC      277,886.42       289,723.15
1995        JAN      269,313.62       278,660.94
            FEB      267,350.32       277,933.64
            MAR      273,916.45       295,346.18
            APR      284,177.36       306,533.30
            MAY      280,593.88       302,957.90
            JUN      275,851.85       297,725.51
            JUL      292,819.49       316,342.29
            AUG      287,621.95       304,351.65
            SEP      287,688.10       310,374.77
            OCT      276,502.79       302,111.04
            NOV      282,289.99       310,596.13
            DEC      291,464.41       323,190.80
1996        JAN      298,672.33       324,593.45
            FEB      302,283.28       325,771.73
            MAR      307,143.99       332,772.56
            APR      321,435.40       342,529.45
            MAY      321,721.48       336,309.12
            JUN      317,835.08       338,283.25
            JUL      304,994.55       328,479.80
            AUG      304,887.80       329,284.58
            SEP      311,290.44       338,115.99
            OCT      306,182.17       334,741.59
            NOV      312,563.00       348,144.65
            DEC      306,464.90       343,751.06
1997        JAN      297,568.22       331,798.84
            FEB      300,790.89       337,306.70
            MAR      299,843.40       338,612.08
            APR      299,483.58       340,491.37
            MAY      321,441.72       362,732.27
            JUN      337,057.36       382,816.75
            JUL      340,444.78       389,087.29
            AUG      317,570.30       360,108.07
            SEP      332,635.83       380,362.35
            OCT      312,142.14       351,226.59
            NOV      305,275.01       347,714.33
            DEC      304,026.44       350,843.76
1998        JAN      315,576.40       366,982.57
            FEB      340,547.96       390,616.25
            MAR      355,841.97       402,725.35
            APR      364,581.45       405,987.43
            MAY      368,639.24       404,119.88
            JUN      363,644.18       407,272.02
            JUL      368,637.02       411,507.65
            AUG      322,752.77       360,604.15
            SEP      309,642.55       349,641.79
            OCT      335,550.34       386,179.35
            NOV      354,277.41       406,059.87
            DEC      367,414.01       422,176.38
1999        JAN      373,667.40       421,023.84
            FEB      367,102.06       411,087.68
            MAR      381,485.12       428,345.14
            APR      393,994.02       445,800.20
            MAY      379,609.30       422,939.57
            JUN      395,556.68       439,527.26
            JUL      407,439.21       452,691.10
            AUG      413,693.40       454,447.54
            SEP      414,632.48       459,123.81
            OCT      427,452.92       476,419.00


(1) Performance data includes the performance of the predecessor limited part-nership for periods before the Fund's registration became effective. The predecessor limited partnership was not registered under the Investment Company Act of 1940, as amended ("1940 Act"), and, therefore was not sub-ject to certain investment restrictions that are imposed by the 1940 Act. If the limited partnership had been registered under the 1940 Act, the lim-ited partnership's performance may have been lower.

  TCW Galileo Japanese Equities Fund

--------------------------------------------------------------------------------
Management Discussions (Continued)

After many disappointing years for the Japanese stock market, the last twelve months, has proved to be a profitable period for Japanese equity investors. This is all the more remarkable, given the very bearish consensus that was prevalent one year ago. MSCI Japan returned 69.66% (in U.S. $) for the fiscal year ended October 31, 1999. We are pleased to report that the TCW Galileo Jap-anese Equities Fund (the "Fund") beat this benchmark by a wide margin, re-turning 81.26% (in U.S. $) for the same period.

A significant part of this market return has come from the extraordinary upward thrust in the yen on the foreign exchange markets. Since the end of June, the dollar has fallen from 122 to 104 and the move versus the Euro Currency has been equally dramatic. The cause of this upward move is not difficult to under-stand. Japan has a huge structural current account surplus that needs to be re-cycled. As long as domestic and foreign investors had a terminal aversion to Japanese assets, the recycling process could continue without trouble. However, as soon as there was a hint of recovery, domestics would favour domestic equi-ties over foreign bonds and foreigners would prefer to have a smaller under weighting in Japan. The upward pressure on the yen that would result from these shifts would justify the change of view and encourage further flows in the same direction.

The economic news flow has been much better in 1999, following two years of wretched disappointments. Economic commentators have been revising up their forecasts all year and the Q1 and Q2 GDP announcements were both surprisingly strong. Exports have been rising, particularly to Asia, and domestic demand has received a boost from public works, housing and personal consumption. Capital spending has, however, remained depressed as companies have adjusted to the weak demand conditions of 1998 and to previous over investment in plant and ma-chinery. GDP forecasts for 1999 are now clustered around 1%, having been around 0% to minus 2% in January. Further improvement in the year 2000 is now the gen-eral expectation.

In the third quarter, the yen's strength has been exercising the minds of the gloomsters. The Bank of Japan is being encouraged to launch an all out monetary relaxation in order to boost demand and stop the yen from holding back the eco-nomic recovery. These arguments seem to miss the point. Japan's problems are not centered on a lack of liquidity--indeed broad money supply is at a 45 year high relative to money GDP. The problems are: low returns on equity in the cor-porate sector (caused by over investment, excess supply and bloated balance sheets); a banking system under acute pressure and a general lack of confi-dence.

All of these problems have been and continue to be addressed by Mr. Obuchi's administration. Companies are buying back shares, they are reducing employee numbers and closing factories. The banks are being refinanced and reorganized. Most importantly, the government is pursuing policies which are encouraging ac-tion, adjustment and economic recovery. There is a good chance that growth can be sustained.

The Fund has benefited from its exposure to new growth areas of the economy such as telecommunications, technology and services. We continue to believe such areas will provide superior shareholder returns, going forward. Neverthe-less, we are currently able to find strong value in many cyclical areas of the economy and believe many such stocks are strongly oversold. We continue to be mindful of benchmark risk and will keep our tracking error relatively low. Cur-rently, it is 7.5% versus MSCI Japan.
12

                                                [LOGO OF TCW GALILEO FUNDS INC.]
--------------------------------------------------------------------------------


Going forward, we remain positive on Japanese equities over the medium term. We expect the economy to continue to recover, and think there will be further meaningful progress in corporate restructuring. There are many new and exciting companies emerging in Japan, with dynamic growth and a strong orientation to-wards shareholder returns. As we approach the new millennium, Japan, more than most industrialized economies, will be glad to see the back of this decade. We think the next one will be a much more prosperous one for them.

       TCW Galileo Japanese Equities Fund

        [PERFORMANCE GRAPH APPEARS HERE]

     Average Annualized Total Return/(1)/

1-Year     3-Year     5-Year     Since Inception
------     ------     ------     ---------------
81.26%     1.10%       N/A            -0.92%

INITIAL VALUE: $250,000

YEAR        MONTH         FUND         INDEX
----        -----         ----         -----
1995        2-MAY      227,015.00    233,725.00
            JUN        220,881.05    222,576.32
            JUL        233,729.71    239,759,21
            AUG        231,013.77    230,456.55
            SEP        223,686.01    230,456.55
            OCT        212,881.98    218,380.63
            NOV        229,344.14    231,396.11
            DEC        244,024.46    242,549.41
1996        JAN        247,438.36    239,299.24
            FEB        243,526.36    235,590.11
            MAR        250,863.81    243,482.37
            APR        277,490.49    259,747.00
            MAY        267,345.44    247,201.22
            JUN        267,992.42    248,585.54
            JUL        256,163.23    236,504.29
            AUG        242,730.03    226,287.30
            SEP        247,880.76    232,804.38
            OCT        232,070.93    217,462.57
            NOV        226,733.30    219,311.00
            DEC        207,091.39    202,577.57
1997        JAN        188,053.48    180,739.71
            FEB        188,978.70    183,993.02
            MAR        180,187.41    177,498.07
            APR        178,167.51    181,687.02
            MAY        204,787.52    204,452.41
            JUN        213,130.56    217,925.82
            JUL        193,288.11    209,099.83
            AUG        175,816.80    190,510.85
            SEP        158,555.10    184,928.88
            OCT        155,439.50    170,522.92
            NOV        131,812.69    157,972.44
            DEC        113,316.73    145,429.42
1998        JAN        136,859.42    161,266.69
            FEB        140,625.79    163,266.40
            MAR        131,994.18    152,180.61
            APR        134,661.78    149,684.85
            MAY        130,895.29    142,874.19
            JUN        130,266.99    144,545.81
            JUL        131,679.09    141,597.08
            AUG        117,710.57    128,032.08
            SEP        116,298.04    124,575.21
            OCT        132,306.47    145,441.56
            NOV        142,978.31    151,603.92
            DEC        148,784.66    156,837.29
1999        JAN        150,040.40    157,764.19
            FEB        152,552.08    153,269.49
            MAR        179,076.31    174,688.90
            APR        188,022.96    183,538.64
            MAY        183,000.87    174,767.33
            JUN        203,090.70    191,490.82
            JUL        222,709.26    211,605.01
            AUG        231,027.46    217,866.41
            SEP        238,718.36    232,707.47
            OCT        239,816.46    246,763.00

(1) Performance data includes the performance of the predecessor limited part-nership for periods before the Fund's registration became effective. The predecessor limited partnership was not registered under the Investment Company Act of 1940, as amended ("1940 Act"), and, therefore was not sub-ject to certain investment restrictions that are imposed by the 1940 Act. If the limited partnership had been registered under the 1940 Act, the lim-ited partnership's performance may have been lower.

 TCW Galileo Latin America Equities Fund
--------------------------------------------------------------------------------
Management Discussions (Continued)

TCW Galileo Latin American Equities Fund (the "Fund") total return for the fis-cal year ended October 31, 1999, was 9.34%. This compares with a 23.39% return of the International Finance Corporation ("IFC") Latin America Investable Index for the same period.

Most of the Latin American equity markets posted gains during the Fund's fiscal year, as stock prices rallied toward the end of 1998 on the back of declining global interest rate cuts. However, the region's markets began 1999 on a turbu-lent note, as the Brazilian central bank widened the trading band of the real, and ultimately allowed the currency to float freely in mid-January. As a re-sult, the Brazilian currency devalued over 40% versus the U.S. dollar in the month of January. The Fund's performance was adversely impacted by its defen-sive position following the Brazilian currency devaluation. Despite sharp stock market declines throughout the region immediately following the devaluation, most of the region's markets rebounded quickly due to proactive efforts by Bra-zilian authorities to restore investor confidence. The region's markets were also encouraged by a rebound in oil prices, given that several countries in the region rely heavily on oil exports for government revenues. In general, the im-proving global growth outlook has been a positive growth factor for Latin Amer-ica. We look for regional economic growth to accelerate in the fourth quarter of 1999 and the early part of 2000. Nevertheless, investors' enthusiasm has been tempered by rising U.S. interest rates and the effect that the millennium computer bug (Y2K) might have on the region's economies.

The Fund maintained an overweight position in Mexico given the prospects for moderate economic growth this year and next, which is expected to translate into strong corporate earnings growth. Although the Fund was underweight in Brazilian stocks at the height of the financial crisis, the Fund shifted to an overweight allocation based on expectations of a rebound in economic growth to-ward the end of 1999. The Fund maintained a neutral position in Peru, where the economy has begun to show signs of recovery, as well as in Argentina, where the economic recession and political concerns have largely been discounted by eq-uity prices. The Fund has an underweight position in Chile, where valuations remain uncompelling, and in Colombia, where the country's deep recession con-tinues unabated. The Fund liquidated its Venezuelan securities during the fis-cal year, due to increased political risk.

The outlook for Latin American equities remains constructive into the year 2000. Mexico's growth prospects remain favorable in both 1999 and 2000, while most of the region's other economies are showing signs of an incipient economic recovery taking place this year and next. The IMF recently issued an updated report forecasting a pick-up in Latin America's regional economic growth rate from 0.1% in 1999 to 3.9% in 2000. Closure to the Y2K issue will likely remove a key impediment to portfolio investment flows into the region at a time when valuation levels are attractive.

                                                [LOGO OF TCW GALILEO FUNDS INC.]
--------------------------------------------------------------------------------

     TCW Galileo Latin America Equities Fund

        [PERFORMANCE GRAPH APPEARS HERE]

      Average Annualized Total Return/(1)/

1-Year     3-Year     5-Year     Since Inception
------     ------     ------     ---------------
9.34%      -1.12%     -6.22%          6.31%

INITIAL VALUE: $250,000

YEAR      MONTH           FUND         INDEX
----      -----           ----         -----
1991      1-JUL        257,000.00    273,535.47
            AUG        274,990.00    299,097.53
            SEP        265,365.35    294,672.26
            OCT        286,461.90    331,301.46
            NOV        289,326.51    318,476.88
            DEC        294,534.39    364,114.95
1992        JAN        336,358.28    424,540.85
            FEB        391,521.03    448,210.89
            MAR        411,488.60    449,366.69
            APR        395,440.55    454,583.60
            MAY        404,140.24    456,586.45
            JUN        340,286.08    368,160.23
            JUL        348,861.29    370,645.98
            AUG        328,976.20    350,395.82
            SEP        312,856.37    335,433.82
            OCT        345,706.28    350,308.74
            NOV        355,386.06    347,830.91
            DEC        376,709.22    376,678.28
1993        JAN        371,209.27    365,650.73
            FEB        352,648.80    362,127.93
            MAR        383,681.90    392,962.32
            APR        369,577.75    378,443.64
            MAY        364,640.19    383,510.13
            JUN        382,624.25    404,686.51
            JUL        396,023.75    416,276.12
            AUG        428,466.02    452,739.08
            SEP        425,646.71    460,117.16
            OCT        458,089.50    491,220.71
            NOV        486,655.96    528,736.54
            DEC        578,346.81    605,509.82
1994        JAN        643,030.90    686,827.11
            FEB        596,723.53    655,588.98
            MAR        532,420.60    611,629.20
            APR        497,206.30    566,759.02
            MAY        511,366.74    596,398.04
            JUN        465,435.78    550,633.31
            JUL        501,795.62    603,316.97
            AUG        572,990.38    702,889.49
            SEP        601,313.30    734,111.78
            OCT        573,755.11    691,228.63
            NOV        569,543.75    679,164.03
            DEC        450,007.91    548,139.65
1995        JAN        391,830.88    461,550.03
            FEB        338,788.74    394,632.68
            MAR        319,111.89    382,845.16
            APR        355,471.50    443,001.90
            MAY        353,761.68    444,173.53
            JUN        357,182.55    453,459.47
            JUL        372,580.69    477,754.91
            AUG        378,143.32    484,499.68
            SEP        373,439.22    478,316.97
            OCT        338,791.53    432,726.41
            NOV        355,473.62    447,712.16
            DEC        361,282.06    456,356.87
1996        JAN        403,432.84    499,255.86
            FEB        380,638.89    472,886.32
            MAR        388,811.20    480,470.23
            APR        406,875.37    505,755.22
            MAY        425,367.86    518,991.45
            JUN        435,691.53    528,237.81
            JUL        417,196.43    504,939.84
            AUG        432,248.88    518,635.21
            SEP        439,990.45    528,681.13
            OCT        430,526.26    518,809.37
            NOV        434,396.69    521,152.63
            DEC        449,448.54    534,895.50
1997        JAN        493,265.27    584,190.94
            FEB        524,498.83    622,387.59
            MAR        520,161.22    615,745.73
            APR        543,589.29    640,848.64
            MAY        584,369.35    692,621.91
            JUN        633,824.53    748,274.22
            JUL        671,651.18    789,779.92
            AUG        606,051.01    721,128.88
            SEP        665,134.92    782,006.02
            OCT        543,488.40    636,312.54
            NOV        573,467.22    655,913.55
            DEC        600,402.97    691,481.95
1998        JAN        533,061.78    611,431.29
            FEB        558,259.61    641,774.86
            MAR        593,016.85    683,755.54
            APR        587,804.23    677,881.57
            MAY        512,212.61    593,342.31
            JUN        487,882.51    560,394.24
            JUL        508,178.42    582,583.91
            AUG        324,273.73    385,877.14
            SEP        349,148.77    412,017.10
            OCT        380,687.38    443,492.72
            NOV        402,009.68    484,396.05
            DEC        368,695.14    445,755.78
1999        JAN        314,946.76    394,632.05
            FEB        334,048.28    417,414.16
            MAR        391,350.92    505,569.68
            APR        453,986.64    579,814.67
            MAY        427,333.08    560,100.98
            JUN        454,430.27    583,496.39
            JUL        415,340.18    543,042.59
            AUG        402,456.33    527,250.91
            SEP        408,674.28    537,368.85
            OCT        416,226.58    547,191.96

(1) Performance data includes the performance of the predecessor limited part-nership for periods before the Fund's registration became effective. The predecessor limited partnership was not registered under the Investment Company Act of 1940, as amended ("1940 Act"), and, therefore was not sub-ject to certain investment restrictions that are imposed by the 1940 Act. If the limited partnership had been registered under the 1940 Act, the lim-ited partnership's performance may have been lower.

  TCW Galileo Asia Pacific Equities Fund

--------------------------------------------------------------------------------
Schedule of Investments


Number of
Shares or
Warrants    Common Stock                                              Value
---------   ------------                                            ----------
            Hong Kong (33.7% of Net Assets)
  160,000   Cheung Kong Holdings, Limited                           $1,451,924
  248,000   China Telecom (Hong Kong), Limited                         849,118*
  190,000   Cosco Pacific, Limited                                     140,623
  400,000   Giordano International, Limited                            424,765
  140,024   HSBC Holdings, PLC                                       1,680,685
  818,000   Huaneng Power International, Incorporated                  244,800
  126,700   Hutchison Whampoa, Limited                               1,272,056
  120,000   Legend Holdings, Limited                                   128,202
   71,000   Sun Hung Kai Properties, Limited                           573,465
  234,000   Wharf Holdings, Limited                                    676,187
                                                                    ----------
            Total Hong Kong (Cost: $6,475,420)                       7,441,825
                                                                    ----------
            India (5.7%)
    2,450   Infosys Technologies, Limited (ADR)                        369,950*
   24,815   Reliance Industries, Limited (GDR)                         305,845
   10,000   Satyam Infoway, Limited (ADR)                              387,500
   12,335   Videsh Sanchar Nigam, Limited (GDR)                        197,052
                                                                    ----------
            Total India (Cost: $720,181)                             1,260,347
                                                                    ----------
            Philippines (1.8%)
   56,871   Jollibee Foods Corporation, Warrants, expire 03/25/03       21,574*
   33,880   Manila Electric Company                                     92,706
    5,653   Metropolitan Bank & Trust                                   42,186
    4,638   Philippine Long Distance Telephone Company                  96,337
   43,298   San Miguel Corporation, Class B                             62,470
  507,413   SM Prime Holdings                                           89,618
                                                                    ----------
            Total Philippines (Cost: $530,678)                         404,891
                                                                    ----------
            Singapore (11.0%)
   84,550   City Developments, Limited                                 437,187
   94,081   Natsteel Electronics, Limited                              367,681
  109,507   Oversea-Chinese Banking Corporation, Limited               823,011
   25,340   Singapore Press Holdings, Limited                          434,217
   96,844   Singapore Technologies Engineering, Limited                140,328
  114,190   Singapore Telecommunications, Limited                      216,956
                                                                    ----------
            Total Singapore (Cost: $2,105,758)                       2,419,380
                                                                    ----------
            South Korea (20.4%)
    2,241   Cheil Jedang Corporation                                   128,858
   13,367   Housing & Commercial Bank, Korea                           353,112*
   24,840   Korea Electric Power Corporation                           726,570
    8,869   Korea Telecom Corporation                                  596,440*
   10,052   Korea Telecom Corporation (ADR)                            354,333
    9,283   L.G. Chemical, Limited                                     280,811
   18,423   Mirae Company                                               98,870*
    9,869   Samsung Electronics Company, Limited                     1,644,833
    2,644   Pohang Iron & Steel Company, Limited                       323,626
                                                                    ----------
            Total South Korea (Cost: $3,110,061)                     4,507,453
                                                                    ----------

See accompanying notes to financial statements.

                                                [LOGO OF TCW GALILEO FUNDS INC.]
--------------------------------------------------------------------------------
                                                                October 31, 1999

 Number of
  Shares                                                           Value
 ---------                                                      -----------
           Taiwan (22.7%)
    34,387 Accton Technology Corporation (GDR)                  $   123,105
    22,378 Advanced Semiconducter Engineering, Incorporated
            (GDR)                                                   452,595*
       212 Asustek Computer, Incorporated (144A) (GDR)                2,995**
    51,643 Asustek Computer, Incorporated (GDR)                     729,457*
    40,520 China Steel Corporation (GDR)                            681,749
     9,216 Formosa Growth Fund, Limited                             201,277*
    77,158 Siliconware Precision Industries Company (GDR)           831,377*
    11,873 Synnex Technology International Corporation (GDR)        234,796*
   238,221 Taiwan Semiconductor Manufacturing Company,
            Limited (Local Shares)                                1,055,600**
     6,590 Winbond Electronics Corporation (144A) (GDR)             120,103* **
    31,000 Winbond Electronics Corporation (GDR)                    564,975*
                                                                -----------
           Total Taiwan (Cost: $4,010,023)                        4,998,029
                                                                -----------
           Thailand (2.6%)
    21,031 Advanced Info Service Public Company, Limited
            (Foreign)                                               244,990*
   139,246 Bangkok Bank Public Company, Limited (Foreign)           324,415*
                                                                -----------
           Total Thailand (Cost: $568,735)                          569,405
                                                                -----------
           Total Common Stock (Cost: $17,520,856) (97.9%)        21,601,330
                                                                -----------
 Principal
  Amount   Short-Term Investments
 --------- ----------------------
  $106,359 Bank of Montreal, 5.19%, due 11/01/99                    106,359***
   713,037 BankBoston Corp., 5.5%, due 11/01/99                     713,037***
   513,694 Investors Bank and Trust Depository Reserve, 4.3%,
            due 11/01/99                                            513,694
   800,000 Merrimac Money Market Fund                               800,000***
                                                                -----------
           Total Short-Term Investments (Cost: $2,133,090)
            (9.6%)                                                2,133,090
                                                                -----------
           Total Investments (Cost: $19,653,946) (107.5%)        23,734,420
           Liabilities in Excess of Other Assets (-7.5%)         (1,664,519)
                                                                -----------
           Net Assets (100.0%)                                  $22,069,901
                                                                ===========

Notes to the Schedule of Investments:
  * Non-income producing.
 ** Restricted security (Note 9).
*** Represents investments of security lending collateral (Note 3).

See accompanying notes to financial statements.

  TCW Galileo Asia Pacific Equities Fund

--------------------------------------------------------------------------------
Investments by Industry                                         October 31, 1999

                                                                 Percentage of
Industry                                                          Net Assets
------------------------------------                             -------------
Aerospace/Defense                                                     0.6%

Banking                                                              14.6

Beverages, Food, Tobacco                                              0.9

Chemicals                                                             2.6

Commercial Services                                                   0.6

Communications                                                       10.0

Computer Software & Services                                          9.5

Electric Utilities                                                    4.8

Electrical Equipment                                                  1.7

Electronics                                                          21.2

Industrial--Diversified                                               8.9

Investment Companies                                                  0.9

Media--Broadcasting & Publishing                                      2.0

Metals                                                                4.5

Radio Telephone Communications                                        1.1

Real Estate                                                          11.6

Restaurants                                                           0.1

Retailers                                                             1.9

Telephone Communications, exc. Radio                                  0.4

Short-Term Investments                                                9.6

                                                                    ------
  Total                                                             107.5%
                                                                    ======

See accompanying notes to financial statements.

 TCW Galileo Emerging Markets Equities Fund
                                                [LOGO OF TCW GALILEO FUNDS INC.]
--------------------------------------------------------------------------------
Schedule of Investments                                         October 31, 1999

Number of
 Shares    Common Stock                                                    Value
---------  ------------                                                  ---------
           Argentina (3.1% of Net Assets)
    5,636  Banco de Galicia y Buenos Aires, S.A. (ADR)                   $ 119,061
    3,972  Banco Frances, S.A. (ADR)                                        86,888
   20,448  CEI Citicorp Holdings, S.A.                                      65,873*
   34,607  Perez Companc, S.A., Series B                                   209,815*
   48,978  Siderca, S.A.                                                    93,591
    3,765  Telecom Argentina STET--France Telecom, S.A., Series B (ADR)    103,538
    5,013  Telefonica de Argentina, Sociedad Anonima, Series B (ADR)       128,458
    3,384  Transportadora de Gas del Sur, S.A. (ADR)                        28,341
                                                                         ---------
           Total Argentina (Cost: $803,970)                                835,565
                                                                         ---------
           Brazil (Cost: $92,166) (0.3%)
   16,273  Souza Cruz, S.A.                                                 92,905
                                                                         ---------
           Chile (2.7%)
    4,898  Banco Santander Chile (ADR)                                      80,205
      570  Banco Santiago, S.A. (ADR)                                       11,400
    2,935  Chilectra, S.A. (ADR)                                            50,996
    2,793  Compania Cervecerias Unidas, S.A. (ADR)                          60,748
    8,841  Compania de Telecomunicaciones de Chile, S.A., Series A (ADR)   147,534
    4,120  Distribucion y Servicio D&S, S.A. (ADR)                          67,208
    2,677  Laboratorio Chile, S.A. (ADR)                                    46,513
    2,241  Sociedad Quimica Y Minera de Chile, S.A. (ADR)                   65,129
    5,266  Vina Concha y Toro, S.A. (ADR)                                  181,677
                                                                         ---------
           Total Chile (Cost: $760,077)                                    711,410
                                                                         ---------
           Greece (6.2%)
    6,164  Alpha Credit Bank, S.A.                                         470,849
    7,400  Hellenic Petroleum, S.A.                                        111,993*
   14,765  Hellenic Telecommunication Organization, S.A.                   312,509
    4,928  Intracom, S.A.                                                  218,803
    4,164  National Bank of Greece, S.A.                                   298,195
    8,610  Panafon, S.A.                                                   113,726*
    1,025  Titan Cement Company, S.A.                                      113,530
                                                                         ---------
           Total Greece (Cost: $1,464,187)                               1,639,605
                                                                         ---------
           Hong Kong (2.5%)
  147,996  Cosco Pacific, Limited                                          109,535
  651,917  Huaneng Power International, Incorporated                       195,097
  182,275  Legend Holdings, Limited                                        194,733
  648,127  Yizheng Chemical Fibre Company                                  177,278*
                                                                         ---------
           Total Hong Kong (Cost: $708,648)                                676,643
                                                                         ---------
           Hungary (2.2%)
   54,504  Magyar Tavkozlesi Rt.                                           317,027
    3,691  Mol Magyar Olaj-es Gazipari Rt. (144A) (GDR)                     73,266**

See accompanying notes to financial statements.

  TCW Galileo Emerging Markets Equities Fund

--------------------------------------------------------------------------------
Schedule of Investments (Continued)

 Number of
  Shares                                                             Value
 ---------                                                         ----------
           Hungary (Continued)
     1,148 Mol Magyar Olaj-es Gazipari Rt. (GDR)                   $   22,788
     3,954 OTP Bank Rt.                                               179,520
                                                                   ----------
           Total Hungary (Cost: $557,594)                             592,601
                                                                   ----------
           India (4.6%)
     6,164 Infosys Technologies, Limited (ADR)                        930,764*
    14,243 Reliance Industries, Limited (GDR)                         175,545
     7,023 Videsh Sanchar Nigam, Limited (GDR)                        112,192
                                                                   ----------
           Total India (Cost: $581,140)                             1,218,501
                                                                   ----------
           Israel (3.5%)
    57,513 Bank Hapoalim, Limited                                     136,610
    45,810 Bank Leumi Le-Israel                                        80,694*
    28,970 Bezeq Israeli Telecommunications Corporation, Limited      117,935*
     5,239 Blue Square Chain Investments & Properties, Limited         71,831*
     3,256 ECI Telecommunications, Limited                             94,831
    12,264 Elbit Systems                                              174,495
     2,604 NICE-Systems, Limited (ADR)                                 75,516*
     1,900 Partner Communications Company, Limited (GDR)               29,925
     3,205 Teva Pharmaceutical Industries, Limited (ADR)              155,042
                                                                   ----------
           Total Israel (Cost: $994,440)                              936,879
                                                                   ----------
           Mexico (12.3%)
    18,691 Alfa, S.A. de C.V.                                          71,694
    15,506 Apasco, S.A. de C.V.                                        82,204
    11,120 Cemex, S.A. de C.V. (ADR)                                  250,200
   243,947 Cifra, S.A. de C.V., Series C                              372,767*
     3,857 Coca Cola Femsa, S.A. (ADR)                                 53,998
    51,388 DESC, S.A. de C.V., Series B                                41,666
     7,003 Fomento Economico Mexicano, S.A. de C.V., Series B
            (ADR)                                                     229,786
    13,300 Grupo Carso, S.A. de C.V., Series A1                        55,716*
    85,885 Grupo Industrial Bimbo, S.A. de C.V., Series A             157,486
    17,655 Grupo Mexico, S.A., Series B                                63,866
    83,163 Grupo Modelo, S.A. de C.V., Series C                       203,153
     8,569 Grupo Televisa, S.A. de C.V. (GDR)                         364,183*
    56,273 Kimberly-Clark de Mexico, S.A. de C.V., Series A           180,167
    43,449 Organizacion Soriana, S.A., Series B                       160,788
    11,324 Telefonos de Mexico, S.A. de C.V. (ADR)                    968,202
                                                                   ----------
           Total Mexico (Cost: $2,909,147)                          3,255,876
                                                                   ----------

See accompanying notes to financial statements.

                                                [LOGO OF TCW GALILEO FUNDS INC.]
--------------------------------------------------------------------------------
                                                                October 31, 1999

Number of
 Shares                                                           Value
---------                                                       ----------
           Peru (0.8%)
   33,008  Cementos Lima, S.A., Class I                         $   38,195
    4,029  Compania de Minas Buenaventura, S.A., Series B (ADR)     68,493
    3,800  Credicorp, Limited (ADR)                                 40,375
    5,694  Telefonica del Peru, S.A., Series B (ADR)                65,837
                                                                ----------
           Total Peru (Cost: $224,650)                             212,900
                                                                ----------
           Philippines (1.4%)
   15,955  Manila Electric Company                                  43,658
    9,244  Metropolitan Bank & Trust                                68,988
    5,198  Philippine Long Distance Telephone Company              107,968
   57,007  San Miguel Corporation, Class B                          82,249
  399,841  SM Prime Holdings                                        70,619
                                                                ----------
           Total Philippines (Cost: $472,596)                      373,482
                                                                ----------
           Poland (2.1%)
    2,279  Bank Rozwoju Eksportu, S.A.                              62,076
    3,118  Bank Slaski, S.A.                                       169,858
   27,291  Electrim Spolka Akcyjna, S.A.                           235,936*
    3,709  Telekomunikacja Polska, S.A.                             18,800
   15,965  Telekomunikacja Polska, S.A. (144A) (GDR)                80,224* **
                                                                ----------
           Total Poland (Cost: $607,720)                           566,894
                                                                ----------
           South Africa (11.6%)
   10,389  Anglo American Platinum Corporation, Limited            299,137
   10,901  Anglo American, PLC                                     579,878
    4,875  Anglogold, Limited                                      275,186
    9,888  De Beers Centenary, AG                                  269,913
      938  Edgars Consolidated Stores, Limited                       9,155
   42,476  Johnnies Industrial Corporation, Limited                290,212
   24,832  Liberty Life Association of Africa, Limited             230,255
   18,851  Nedcor Investment Bank Holdings                          10,580*
   16,709  Nedcor, Limited                                         328,352
   29,444  Rembrandt Group, Limited                                220,092
  212,338  Sanlam, Limited (Foreign)                               243,523*
   24,064  South African Breweries, PLC                            210,607
   29,122  Standard Bank Investment Corporation                     99,487
                                                                ----------
           Total South Africa (Cost: $2,736,557)                 3,066,377
                                                                ----------
           South Korea (14.7%)
    1,226  Cheil Jedang Corporation                                 70,495
    4,773  Kookmin Bank                                             74,379
   18,204  Korea Electric Power Corporation                        532,467
    6,415  Korea Telecom Corporation                               431,409*
   12,035  Korea Telecom Corporation (ADR)                         424,234
    5,252  L.G. Chemical, Limited                                  158,873
    7,662  Pohang Iron & Steel Company, Limited                    937,829
    7,721  Samsung Electronics Company, Limited                  1,286,833
                                                                ----------
           Total South Korea (Cost: $2,721,963)                  3,916,519
                                                                ----------

See accompanying notes to financial statements.

  TCW Galileo Emerging Markets Equities Fund

--------------------------------------------------------------------------------
Schedule of Investments (Continued)

 Number of
   Shares                                                                 Value
 ----------                                                            -----------
            Taiwan (14.4%)
     45,785 Acer, Incorporated (GDR)                                   $   439,536*
     17,329 ASE Test, Limited                                              433,225*
        196 Asustek Computer, Incorporated (144A) (GDR)                      2,769**
     11,012 Asustek Computer, Incorporated (GDR)                           155,545*
      1,191 China Steel Corporation (GDR)                                   20,039
     12,322 Formosa Growth Fund, Limited                                   269,112*
      2,108 Synnex Technology International Corporation (GDR)               41,678*
     17,641 Taiwan Semiconductor Manufacturing Company, Limited
             (ADR)                                                         610,820
    362,200 Taiwan Semiconductor Manufacturing Company, Limited
             (Local Shares)                                              1,604,972**
      3,780 Winbond Electronics Corporation (144A) (GDR)                    68,891* **
     10,335 Winbond Electronics Corporation (GDR)                          188,355*
                                                                       -----------
            Total Taiwan (Cost: $2,730,822)                              3,834,942
                                                                       -----------
            Thailand (Cost: $250,269) (0.8%)
     91,207 Bangkok Bank Public Company, Limited (Foreign)                 212,494*
                                                                       -----------
            Turkey (5.2%)
 19,970,946 Akbank, T.A.S.                                                 311,514
  8,917,868 Akcansa Cimento                                                120,557
  7,225,953 Arcelik, A.S.                                                  266,754
    571,119 Migros Turk, T.A.S.                                            246,469
 11,170,465 Turkiye Is Bankasi, A.S., Series C                             220,705
 13,839,477 Yapi Ve Kredi Bankasi, A.S.                                    201,481
                                                                       -----------
            Total Turkey (Cost: $1,041,028)                              1,367,480
                                                                       -----------
            Total Common Stock (Cost: $19,656,974) (88.4%)              23,511,073
                                                                       -----------
            Preferred Stock
            ---------------
            Brazil (8.9%)
      2,323 Aracruz Celulose, S.A. (ADR)                                    47,622
 20,160,740 Banco Bradesco, S.A.                                            98,584
  1,833,959 Banco Itau, S.A.                                               105,173
  4,452,473 Centrais Eletricas Brasileiras, S.A. (ELETROBRAS)               79,109
     14,243 Companhia Cervejaria Brahma (ADR)                              178,038
      3,617 Companhia Energetica de Minas Gerais, S.A. (CEMIG) (ADR)        50,638
      9,849 Companhia Vale do Rio Doce                                     195,618
     11,474 Embratel Participacoes, S.A. (ADR)                             147,728
      6,587 Gerdau, S.A. (ADR)                                             119,389
  2,083,285 Petroleo Brasileiro, S.A. (PETROBRAS)                          331,214
      2,815 Tele Centro Sul Participacoes, S.A. (ADR)                      168,196
      4,507 Telecomunicacoes Brasileiras, S.A. (ADR)                       350,983*
     14,452 Tele Norte Leste Participacoes, S.A. (TELEMAR) (ADR)           243,878
     10,224 Telesp Participacoes, S.A. (ADR)                               165,501
  3,150,027 Votorantim Celulose e Papel, S.A.                               91,936
                                                                       -----------
            Total Preferred Stock (Cost: $2,289,758) (8.9%)              2,373,607
                                                                       -----------

See accompanying notes to financial statements.

                                                [LOGO OF TCW GALILEO FUNDS INC.]
--------------------------------------------------------------------------------
                                                                October 31, 1999

 Number of
  Rights                                                                       Value
 ---------                                                                  -----------
            Rights (Cost: $0) (0.0%)
      479   Kookmin Bank, Rights, expire 11/03/99                           $     2,914*
                                                                            -----------
            Total Equity Securities (Cost: $21,947,232) (97.3%)              25,887,594
                                                                            -----------
 Principal
  Amount    Short-Term Investments (Cost: $844,728) (3.2%)
 ---------  ----------------------------------------------
 $844,728   Investors Bank and Trust Depository Reserve, 4.3%, due 11/01/99     844,728
                                                                            -----------
            Total Investments (Cost: $22,791,460) (100.5%)                   26,732,322
            Liabilities in Excess of Other Assets (-0.5%)                      (141,756)
                                                                            -----------
            Net Assets (100.0%)                                             $26,590,566
                                                                            ===========

Notes to the Schedule of Investments:
 * Non-income producing.
** Restricted security (Note 9).

See accompanying notes to financial statements.

  TCW Galileo Emerging Markets Equities Fund

--------------------------------------------------------------------------------
Investments by Industry                                         October 31, 1999


                                                                 Percentage of
Industry                                                          Net Assets
-------------------------------------------                      -------------
Aerospace/Defense                                                     0.7%
Banking                                                              13.1
Beverages, Food & Tobacco                                             5.7
Building Materials                                                    2.3
Chemicals                                                             2.2
Commercial Services                                                   0.4
Communications                                                        5.1
Computer Software & Services                                          3.1
Cosmetics & Personal Care                                             0.7
Electric Utilities                                                    3.6
Electronics                                                          15.8
Food Retailers                                                        1.2
Home Construction, Furnishings & Appliances                           1.0
Industrial--Diversified                                               6.7
Insurance                                                             1.8
Investment Companies                                                  1.3
Media--Broadcasting & Publishing                                      1.4
Metals                                                                4.7
Mining                                                                3.0
Oil & Gas                                                             2.9
Paper & Forest Products                                               0.5
Pharmaceuticals                                                       0.8
Prepacked Software                                                    3.5
Radio Telephone Communications                                        0.4
Real Estate                                                           0.2
Retail                                                                2.2
Telegraph & Other Communications                                      2.7
Telephone Communications, exc. Radio                                 10.3
Short-Term Investments                                                3.2
                                                                    ------
  Total                                                             100.5%
                                                                    ======

See accompanying notes to financial statements.

  TCW Galileo Emerging Markets Income Fund

                                                [LOGO OF TCW GALILEO FUNDS INC.]
--------------------------------------------------------------------------------
Schedule of Investments                                         October 31, 1999

   Principal
    Amount     Fixed Income Securities                                Value
 ------------- -----------------------                             -----------
               Algeria (Cost: $2,451,807) (3.5% of Net Assets)
   $ 4,143,000 The People's Democratic Republic of Algeria,
                U.B.A.F. as Agent, Rescheduling Deed dated June
                27, 1996, Tranche 3, Variable Rate based on Six
                Month LIBOR +0.8125%, due 2000-2010                $ 2,817,240
                                                                   -----------
               Argentina (Cost: $7,043,917) (9.2%)
     7,625,000 Republic of Argentina, 11.75%, due 04/07/09           7,483,938
                                                                   -----------
               Brazil (15.6%)
     1,850,000 BNDES Participacoes, S.A., 13.64%, due 06/16/08       1,600,250
     5,345,000 Republic of Brazil, 11.625%, due 04/15/04             5,104,475
     5,766,703 Republic of Brazil, 14.5%, due 10/15/09               5,939,704
                                                                   -----------
               Total Brazil (Cost: $12,456,329)                     12,644,429
                                                                   -----------
               Bulgaria (5.7%)
     4,063,000 Republic of Bulgaria Discount Bonds, Series A,
                Variable Rate based on Six Month LIBOR +0.8125%,
                due 07/28/24                                         3,011,699
     2,445,000 Republic of Bulgaria Front Loaded Interest
                Reduction Bonds, Series A, 2.75%, due 07/28/12       1,647,319
                                                                   -----------
               Total Bulgaria (Cost: $4,230,550)                     4,659,018
                                                                   -----------
               China (1.6%)
       580,000 AES China Generating Company, 10.125%, due
                12/15/06                                               348,000
     1,000,000 Huaneng Power International, Incorporated, 1.75%,
                due 05/21/04                                           962,500
                                                                   -----------
               Total China (Cost: $1,416,343)                        1,310,500
                                                                   -----------
               Colombia (2.2%)
     1,010,000 Republic of Colombia, 8.625%, due 04/01/08              862,288
     1,020,000 Republic of Colombia, 9.75%, due 04/23/09               928,200
                                                                   -----------
               Total Colombia (Cost: $1,749,556)                     1,790,488
                                                                   -----------
               Croatia (Cost: $1,404,596) (1.8%)
     1,777,000 Croatia Government National, Series A, Variable
                Rate based on Six Month LIBOR +0.8125%, due
                07/31/10                                             1,448,255
                                                                   -----------
               Dominican Republic (Cost: $719,318) (0.9%)
       845,000 Tricom S.A., 11.375%, due 09/01/04                      747,825
                                                                   -----------
               El Salvador (Cost: $923,559) (1.2%)
     1,000,000 Republic of El Salvador, (144A), 9.5%, due
                08/15/06                                               995,000*
                                                                   -----------
               Hungary (Cost: $1,384,823) (1.7%)
 EUR 1,300,000 Pannon Finance B.V. (144A), 7.75%, due 08/03/04       1,349,350*
                                                                   -----------

See accompanying notes to financial statements.

  TCW Galileo Emerging Markets Income Fund

--------------------------------------------------------------------------------
Schedule of Investments (Continued)

   Principal
     Amount                                                           Value
 --------------                                                    -----------
                India (Cost: $955,934) (1.2%)
   $  1,000,000 Reliance Industries, Limited, 9.375%, due
                 06/24/26                                          $   963,750
                                                                   -----------
                Indonesia (Cost: $796,668) (1.0%)
      1,070,000 Asia Pulp & Paper Global Finance Company,
                 Variable Rate based on Six Month LIBOR + 4%,
                 due 10/04/01                                          797,150
                                                                   -----------
                Malaysia (Cost: $1,003,740) (1.3%)
      1,010,000 Republic of Malaysia, 8.75%, due 06/01/09            1,035,957
                                                                   -----------
                Mexico (17.7%)
      1,500,000 Grupo Iusacell, S. A. de C.V., 10%, due 07/15/04     1,410,000
      1,245,000 Grupo Minero Mexico, Series A, 8.25%, due
                 04/01/08                                              996,000
     11,200,000 United Mexico States Global Bond, 11.375%, due
                 09/15/16                                           11,972,800
                                                                   -----------
                Total Mexico (Cost: $13,920,866)                    14,378,800
                                                                   -----------
                Morocco (Cost: $1,790,920) (2.4%)
      2,253,900 The Kingdom of Morocco, Restructuring and
                 Consolidating Agreement dated September 20,
                 1990, Tranche A, Variable Rate based on Six
                 Month LIBOR +0.8125% due 01/01/09                   1,960,893
                                                                   -----------
                Panama (Cost: $1,849,933) (2.3%)
      2,000,000 Republic of Panama, 9.375%, due 04/01/29             1,890,000
                                                                   -----------
                Peru (Cost: $1,368,933) (1.7%)
      2,520,000 Republic of Peru Front Loaded Interest Reduction
                 Bonds, 3.75%, due 03/07/17                          1,386,000
                                                                   -----------
                Philippines (2.8%)
      1,130,000 Ce Casecnan Water & Energy, Series A, 11.45%,
                 due 11/15/05                                        1,050,900*
      1,260,000 Republic of Philippines, 9.875%, due 01/15/19        1,222,200
                                                                   -----------
                Total Philippines (Cost: $2,223,547)                 2,273,100
                                                                   -----------
                Poland (Cost: $891,497) (1.1%)
      1,005,000 Netia Holdings B.V., 10.25%, due 11/01/07              851,738
                                                                   -----------
                Russia (7.6%)
 RUB 17,039,252 Russia OFZ--Federal Loan Bond, Series 5023, 14%,
                 due 09/12/01                                           32,630
        820,000 Russian Federation (144A), 12.75%, due 06/24/28,
                 Par Put 06/24/08                                      448,950*
     10,320,000 Russian Federation (Reg. S), 12.75%, due
                 06/24/28, Par Put 06/24/08                          5,650,200*
                                                                   -----------
                Total Russia (Cost: $5,794,803)                      6,131,780
                                                                   -----------

See accompanying notes to financial statements.

                                                [LOGO OF TCW GALILEO FUNDS INC.]
--------------------------------------------------------------------------------
                                                                October 31, 1999


  Principal
    Amount                                                                   Value
--------------                                                            -----------
                South Korea (Cost: $1,442,018) (1.9%)
$    1,455,000  Republic of Korea, 8.875%, due 04/15/08                   $ 1,513,200
                                                                          -----------
                Trinidad & Tobago (Cost: $976,854) (1.2%)
     1,000,000  Trinidad & Tobago, (144A), 9.875%, due 10/01/09             1,005,000*
                                                                          -----------
                Tunisia (Cost: $1,009,534) (1.3%)
     1,230,000  Banque Cent de Tunisie, 8.25%, due 09/19/27                 1,014,750
                                                                          -----------
                Turkey (4.6%)
     2,285,000  Republic of Turkey, 12.375%, due 06/15/09                   2,286,143
TRL 10,211,337  Turkish Treasury Bill Linked Deposit, 0%, due 06/07/00      1,435,474
                                                                          -----------
                Total Turkey (Cost: $3,532,443)                             3,721,617
                                                                          -----------
                Venezuela (5.2%)
       210,000  PDVSA Finance, Limited, (144A), 9.75%, due 02/15/10           199,143*
     1,245,000  PDVSA Finance, Limited, (Reg. S), 9.75%, due 02/15/10       1,180,634*
     3,140,000  Republic of Venezuela, 13.625%, due 08/15/18                2,857,400
                                                                          -----------
                Total Venezuela (Cost: $4,002,555)                          4,237,177
                                                                          -----------
                Total Fixed Income Securities (Cost: $75,341,043) (96.7%)  78,406,955
                                                                          -----------
                Short-Term Investments
                ----------------------
        71,952  Foreign Currency Call Accounts                                 71,952
     1,582,439  Investors Bank and Trust Depository Reserve,
                 4.3%, due 11/01/99                                         1,582,439
                                                                          -----------
                Total Short-Term Investments (Cost: $1,654,391) (2.0%)      1,654,391
                                                                          -----------
                Total Investments (Cost: $76,995,434) (98.7%)              80,061,346
                Excess of Other Assets Over Liabilities (1.3%)              1,051,782
                                                                          -----------
                Net Assets (100.0%)                                       $81,113,128
                                                                          ===========

Notes to the Schedule of Investments:

EUR - Euro Currency.
RUB - Russian Ruble.
TRL  - Turkish Lira. (in 000's)

* Restricted security (Note 9).

See accompanying notes to financial statements.

  TCW Galileo Emerging Markets Income Fund

--------------------------------------------------------------------------------
Investments by Industry                                         October 31, 1999


                                                                 Percentage of
Industry                                                          Net Assets
------------------------------------                             -------------
Banking                                                               2.0%

Chemicals                                                             1.2

Electric Utilities                                                    2.9

Government                                                           81.3

Metals                                                                1.2

Oil & Gas                                                             1.7

Paper & Forest Products                                               1.0

Radio Telephone Communications                                        3.4

Telephone Communications, exc. Radio                                  2.0

Short-Term Investments                                                2.0
                                                                     -----
  Total                                                              98.7%
                                                                     =====

See accompanying notes to financial statements.

 TCW Galileo European Equities Fund
                                                [LOGO OF TCW GALILEO FUNDS INC.]
--------------------------------------------------------------------------------
Schedule of Investments                                         October 31, 1999

 Number of
  Shares   Common Stock                                       Value
 --------- ------------                                    -----------
           Finland (4.2% of Net Assets)
   23,000  Nokia OYJ                                       $ 2,630,514
   45,279  Sonera OYJ                                        1,358,773
                                                           -----------
           Total Finland (Cost: $1,909,297)                  3,989,287
                                                           -----------
           France (18.6%)
    8,126  Accor, S.A.                                       1,827,825
   43,430  Alstom                                            1,314,699
   16,993  Axa, S.A.                                         2,395,206
   10,091  Cap Gemini, S.A.                                  1,527,358
   46,530  Credit Lyonnais, S.A.                             1,406,096*
   15,200  Galaries Lafayette                                2,236,741
   35,000  Lagardere Groupe                                  1,416,357
    9,100  PSA Peugeot Citreon, S.A.                         1,745,614
   29,210  Total Fina, S.A.                                  3,943,532
                                                           -----------
           Total France (Cost: $16,029,693)                 17,813,428
                                                           -----------
           Germany (13.6%)
   31,080  Bayerische Hypo-Und Vereinsbank AG                2,028,694
   48,178  Bayerische Motoren Werke AG                       1,544,517
   29,000  Deutsche Bank AG                                  2,074,293
   26,176  Fresenius Medical Care AG                         1,829,654
   15,605  Mannesmann AG                                     2,453,801
    8,000  Muenchener Rueckversicherungs Gesellschaft AG     1,833,118
    3,406  SAP AG                                            1,267,337
                                                           -----------
           Total Germany (Cost: $11,971,117)                13,031,414
                                                           -----------
           Great Britain (23.4%)
  390,864  BP Amoco, PLC                                     3,787,744
   85,982  British Telecommunications, PLC                   1,557,094
  580,000  Centrica, PLC                                     1,682,374
  138,000  Computacenter, PLC                                1,434,699
   94,500  Future Network, PLC                               1,104,973
  143,244  HSBC Holdings, PLC                                1,761,908
   60,500  Orange, PLC                                       1,506,177*
   87,400  Pearson, PLC                                      1,960,717
   83,500  PizzaExpress, PLC                                 1,103,106
   60,000  Prudential, PLC                                     939,858
  191,115  SmithKline Beecham, PLC                           2,458,928
  657,235  Vodafone Group, PLC                               3,052,405
                                                           -----------
           Total Great Britain (Cost: $17,536,680)          22,349,983
                                                           -----------
           Ireland (4.2%)
   62,200  CRH, PLC                                          1,173,543
  152,000  Eircom, PLC                                         633,477*
   53,424  Elan Corporation, PLC (ADR)                       1,375,668*
  104,713  Ryanair Holdings, PLC                               858,498*
                                                           -----------
           Total Ireland (Cost: $4,514,180)                  4,041,186
                                                           -----------
           Italy (2.5%)
  153,400  Eni, S.p.A.                                         901,486
  230,000  Telecom Italia Mobile, S.p.A. (T.I.M.)            1,439,639
                                                           -----------
           Total Italy (Cost: $2,349,452)                    2,341,125
                                                           -----------

See accompanying notes to financial statements.

 TCW Galileo European Equities Fund
--------------------------------------------------------------------------------
Schedule of Investments (Continued)

 Number of
   Shares                                                            Value
 ----------                                                       -----------
            Netherlands (18.2%)
     24,000 ASM Lithography Holding, N.V.                         $ 1,692,691*
     23,000 Equant, N.V.                                            2,236,215*
     43,099 Fortis (NL), N.V.                                       1,408,872
     35,400 Getronics, N.V.                                         1,763,704
     35,410 International Nederlanden Groep                         2,087,267
     21,082 Koninklijke (Royal) Philips Electronics, N.V.           2,160,531
    105,935 Libertel, N.V.                                          2,004,269*
     27,000 ST Microelectronics, N.V.                               2,369,705
     21,500 United Pan-Europe Communications, N.V.                  1,651,961*
                                                                  -----------
            Total Netherlands (Cost: $14,267,618)                  17,375,215
                                                                  -----------
            Portugal (Cost: $1,903,753) (1.5%)
     11,117 Telecel Comunicacoes Pessoais                           1,441,939*
                                                                  -----------
            Spain (4.7%)
     68,772 Grupo Ferrovial, S.A.                                   1,225,252*
     30,000 Sogecable, S.A.                                           824,903*
    149,861 Telefonica, S.A.                                        2,463,596*
                                                                  -----------
            Total Spain (Cost: $4,008,791)                          4,513,751
                                                                  -----------
            Switzerland (6.3%)
      3,700 Adecco, S.A.                                            2,241,395
      1,630 Roche Holding AG                                        1,955,615
      3,258 Zurich Allied AG                                        1,843,345
                                                                  -----------
            Total Switzerland (Cost: $5,473,960)                    6,040,355
                                                                  -----------
            Total Common Stock (Cost: $79,964,541) (97.2%)         92,937,683
                                                                  -----------
            Preferred Stock
            Germany (Cost: $1,051,879) (1.2%)
        420 Porsche AG                                              1,143,387
                                                                  -----------
            Total Equity Securities (Cost: $81,016,420) (98.4%)    94,081,070
                                                                  -----------
  Principal
     Amount Short-Term Investments
 ----------
 $  143,840 Bank of Montreal, 5.19%, due 11/01/99                     143,840**
     76,095 BankBoston Corp., 5.5%, due 11/01/99                       76,095**
    608,169 Foreign Currency Call Accounts                            608,169
    895,891 Investors Bank and Trust Depository Reserve, 4.3%,
             due 11/01/99                                             895,891
    300,000 Janus Money Market Fund                                   300,000**
    170,011 Merrimac Money Market Fund                                170,011**
  1,500,000 Royal Bank of Scotland, 5.25%, due 11/01/99             1,500,000**
                                                                  -----------
            Total Short-Term Investments (Cost: $3,694,006)
             (3.8%)                                                 3,694,006
                                                                  -----------
            Total Investments (Cost: $84,710,426) (102.2%)         97,775,076
            Liabilities in Excess of Other Assets (-2.2%)          (2,137,104)
                                                                  -----------
            Net Assets (100.0%)                                   $95,637,972
                                                                  ===========

Notes to the Schedule of Investments:
* Non-income producing.
** Represents investments of security lending collateral. (Note 3).

See accompanying notes to financial statements.

                                                [LOGO OF TCW GALILEO FUNDS INC.]
--------------------------------------------------------------------------------
Investments by Industry                                         October 31, 1999

                                             Percentage of
Industry                                      Net Assets
-------------------------------------------  -------------
Airlines                                          0.9%
Automotive                                        4.6
Banking                                           9.8
Building Materials                                1.2
Commercial Services                               2.3
Communications                                    3.4
Computer Software & Services                     10.3
Electronics                                       4.7
Heavy Machinery                                   3.9
Home Construction, Furnishings & Appliances       1.3
Industrial--Diversified                           1.5
Insurance                                         8.8
Lodging                                           1.9
Media--Broadcasting & Publishing                  4.1
Medical Supplies                                  1.9
Oil & Gas                                        10.8
Pharmaceuticals                                   6.0
Radio Telephone Communications                    8.7
Restaurants                                       1.2
Retailers                                         2.3
Telegraph & Other Communications                  1.7
Telephone Communications, exc. Radio              7.1
Short-Term Investments                            3.8
                                                ------
  Total                                         102.2%
                                                ======

See accompanying notes to financial statements.

  TCW Galileo International Equities Fund

--------------------------------------------------------------------------------
Schedule of Investments                                         October 31, 1999

 Number of
  Shares   Common Stock                                              Value
 --------- ------------                                           ------------
           Australia (1.5% of Net Assets)
    36,000 AMP, Limited                                           $    366,535
   420,000 Goodman Fielder, Limited                                    388,847
    85,000 Telstra Corporation                                         432,932
   125,000 Western Mining Corporation Holding, Limited                 537,138
                                                                  ------------
           Total Common Stock (Cost: $1,769,807) (1.5%)              1,725,452
                                                                  ------------
           TCW Galileo Funds
           -----------------
   464,825 TCW Galileo Asia Pacific Equities Fund                    3,890,582
 5,807,867 TCW Galileo European Equities Fund                       76,141,142
 1,837,406 TCW Galileo Japanese Equities Fund                       28,075,559
   115,229 TCW Galileo Latin America Equities Fund                   1,079,695
 1,134,622 TCW Galileo Money Market Fund                             1,134,622
                                                                  ------------
           Total TCW Galileo Funds (Cost: $88,615,211) (98.2%)     110,321,600
                                                                  ------------
 Principal
  Amount   Short-Term Investments
 --------- ----------------------
  $ 17,406 Foreign Currency Call Accounts                               17,406
   322,397 Investors Bank and Trust Depository Reserve, 4.3%,
            due 11/01/99                                               322,397
                                                                  ------------
           Total Short-Term Investments (Cost: $339,808) (0.3%)        339,803
                                                                  ------------
           Total Investments (Cost: $90,724,821) (100.0%)          112,386,855
           Liabilities in Excess of Other Assets (0.0%)                (51,095)
                                                                  ------------
           Net Assets (100.0%)                                    $112,335,760
                                                                  ============

See accompanying notes to financial statements.

  TCW Galileo Japanese Equities Fund

                                                [LOGO OF TCW GALILEO FUNDS INC.]
--------------------------------------------------------------------------------
Schedule of Investments                                         October 31, 1999

 Number of
 Shares or
 Warrants  Common Stock                                               Value
 --------- ------------                                             ----------
           Japan (87.9% of Net Assets)
   5,000   Advantest Corporation                                    $  752,564
     250   Aloka Company, Limited, Warrants 1997, expire 09/25/01      190,127*
 150,000   Amada Sonoike Company, Limited                              350,877
  76,000   Amano Corporation                                           582,878
  50,000   Asahi Organic Chemicals Industry Company, Limited           183,587
  11,000   Bodysonic Company, Limited                                  326,910*
  49,000   Canon Chemicals, Incorporated                               445,796
  52,000   Canon, Incorporated                                       1,470,616
  75,000   Catena Corporation                                          704,630
  30,000   Chubu Electric Power Company, Incorporated                  511,648
 160,000   Citizen Watch Company, Limited                            1,130,476
  85,000   Daiwa House Industry Company, Limited                       777,394
  20,000   Fuji Machine Manufacturing Company, Limited                 929,920
 142,000   Fujikura, Limited                                           878,056
  25,000   Fujitsu, Limited                                            752,564
     200   Goodwill Group, Incorporated                              1,437,830
  94,000   Hachijuni Bank, Limited                                     685,783
 155,000   Higo Bank, Limited                                          704,343
 151,000   Hitachi Cable, Limited                                      665,900
  56,000   Hitachi Maxell, Limited                                   1,342,153
  22,000   Honda Motor Company, Limited                                928,003
  72,000   INES Corporation                                          1,158,930
  10,000   Internet Initiative Japan, Incorporated (ADR)               537,500
  20,000   ISB Corporation                                             605,886*
  87,000   Kansei Corporation                                          275,237
  74,000   Kawasumi Laboratories, Incorporated                       1,120,890
 130,000   Kinseki, Limited                                            859,937
  37,000   Kissel Pharmaceutical Company                               709,424
  25,000   Kyocera Corporation                                       2,396,702
  30,000   Kyowa Exeo Corporation                                      287,317
  65,000   Matsushita Electric Industrial Company, Limited           1,367,798
 118,000   Minebea Company, Limited                                  1,589,397
 150,000   Mitsubishi Corporation                                    1,078,516
  55,000   Mitsubishi Estate Company, Limited                          551,002
 269,000   Mitsui Marine and Fire Insurance Company, Limited         1,781,986
     200   Mobilephone Telecommunications International, Limited       889,656
  12,000   Murata Manufacturing Company, Limited                     1,541,559
  50,000   NEC Corporation                                           1,011,408
 105,000   Nichicon Corporation                                      2,274,950
  38,800   Nichiei Company, Limited                                  2,008,628*
  73,000   Nippon Densetsu Kogyo Company, Limited                      248,442
 400,000   Nippon Sanso Corporation                                  1,253,955
   2,900   Nippon Telegraph & Telephone Corporation                  4,448,279
 130,000   Nippon Thompson Company, Limited                            842,489
   1,250   NTT Mobile Communcation Network, Incorporated             3,319,432

See accompanying notes to financial statements.

  TCW Galileo Japanese Equities Fund

--------------------------------------------------------------------------------
Schedule of Investments (Continued)


    Number of
     Shares                                                          Value
 ---------------                                                  -----------
                 Japan (Continued)
             500 OBIC Business Consultants, Limited               $   172,083*
          35,000 Ono Pharmaceutical Company, Limited                1,140,830
         117,100 Osaka Steel Company, Limited                         673,569
          20,000 Promise Company, Limited                           1,342,153
         100,000 Riken Vinyl Industry Company, Limited                407,439
          19,700 Riso Kagaku Corporation                              849,871
           6,000 Rohm Company                                       1,345,988
         102,000 Sagami Company, Limited                              279,666
          14,400 Sanyo Shinpan Finance Company, Limited               688,870
          26,000 Satori Electric Company, Limited                     301,601
          86,000 Seino Transportation Company, Limited                596,913
         219,000 Sekisui Chemical Company, Limited                  1,077,049
         146,000 Senko Company, Limited                               440,897
          24,000 Shimano, Incorporated                                598,217
              40 Shin Nippon Air Technologies Company, Limited            181
          75,000 Shionogi & Company, Limited                          689,531
          51,000 Showa Corporation                                    222,462
           2,800 Softbank Corporation                               1,162,305
          81,000 Sumitomo Bakelite Company, Limited                   799,051
          38,000 Takada Kiko Company, Limited                         201,457
          15,500 Tokyo Cathode Laboratory Company                     160,483
          50,000 Tokyo Ohka Kogyo Company, Limited                  1,145,624
         232,000 Toppan Printing Company, Limited                   2,844,675
         177,000 Toshiba Plant Kensetsu Company                       493,788
          48,000 Ushio, Incorporated                                  600,058
         133,000 Yamaha Motor Company, Limited                      1,081,239
         105,000 Yodogawa Steel Works, Limited                        432,844
                                                                  -----------
                 Total Common Stock (Cost: $59,204,922) (87.9%)    67,660,219
                                                                  -----------
    Principal
     Amount      Convertible Securities
 --------------- ----------------------
                 Japan (11.1%)
 JPY  18,000,000 Bank of Fukuoka,1.1%, due 09/28/07                   254,530*
 JPY 100,000,000 Daiwa Securities Company, Limited
                  0.5%, due 09/29/06                                1,092,896
   $   1,150,000 MBL International Finance (Bermuda
                  Trust, Exchangeable Mitsubishi Bank,
                  3%, due 11/30/02                                  1,450,495

See accompanying notes to financial statements.

                                                [LOGO OF TCW GALILEO FUNDS INC.]
--------------------------------------------------------------------------------
                                                                October 31, 1999


   Principal
     Amount     Convertible Securities                               Value
 -------------- ----------------------                            -----------
                Japan (Continued)
 JPY 50,000,000 Mimasu Semiconductor Industry Company, Limited,
                 0.8%, due 05/31/06                               $   560,828*
 JPY 99,000,000 Sanwa International Finance (Bermuda) Trust,
                 1.25%, due 08/01/05                                1,226,704*
 JPY 90,000,000 Sumitomo Bank International Finance N.V.C.,
                 0.75%, due 01/31/01                                1,173,425*
    $ 2,500,000 UBS A.G. Jersey, Exchangeable Sony Corp., 1%,
                 due 05/05/03                                       2,787,500*
                                                                  -----------
                Total Convertible Securities (Cost: $7,394,123)
                 (11.1%)                                            8,546,378
                                                                  -----------
                Short-Term Investments
                ----------------------
        195,521 Bank of Montreal, 5.19%, due 11/01/99                 195,521**
      1,832,737 BankBoston Corp., 5.5%, due 11/01/99                1,832,737**
        364,561 Foreign Currency Call Accounts                        364,561
          1,714 Investors Bank and Trust Depository Reserve,
                 4.3%, due 11/01/99                                     1,714
        948,492 Merrimac Money Market Fund                            948,492**
                                                                  -----------
                Total Short-Term Investments (Cost: $3,343,025)
                 (4.3%)                                             3,343,025
                                                                  -----------
                Total Investments (Cost: $69,942,070) (103.3%)     79,549,622
                Liabilities in Excess of Other Assets (-3.3%)      (2,574,338)
                                                                  -----------
                Net Assets (100.0%)                               $76,975,284
                                                                  ===========

Notes to the Schedule of Investments:

JPY - Japanese Yen.

* Non-income producing.
** Represents investments of security lending collateral (Note 3).

See accompanying notes to financial statements.

  TCW Galileo Japanese Equities Fund

--------------------------------------------------------------------------------
Investments by Industry                                         October 31, 1999

                                             Percentage of
Industry                                      Net Assets
--------                                     -------------
Apparel Retailers                                 0.4%
Automotive                                        3.2
Banking                                          10.7
Chemicals                                         4.8
Commercial Services                               4.7
Communications                                    0.9
Computers & Information                           4.8
Electric Utilities                                0.7
Electrical Equipment                             10.5
Electronics                                      12.6
Entertainment & Leisure                           0.8
Financial Services                                6.7
Heavy Construction                                0.3
Heavy Machinery                                   4.1
Home Construction, Furnishings & Appliances       2.7
Information Retrieval Services                    0.7
Insurance                                         2.3
Medical Supplies                                  1.7
Metals                                            2.6
Miscellaneous                                     1.4
Pharmaceuticals                                   3.3
Prepackaged Software                              2.5
Radio Telephone Communications                    4.3
Real Estate                                       0.7
Retailers                                         1.5
Social Services                                   1.9
Telephone Communications, exc. Radio              6.9
Transportation                                    1.3
Short-Term Investments                            4.3
                                                ------
  Total                                         103.3%
                                                ======

See accompanying notes to financial statements.

 TCW Galileo Latin America Equities Fund
                                                [LOGO OF TCW GALILEO FUNDS INC.]
--------------------------------------------------------------------------------
Schedule of Investments                                         October 31, 1999

  Number of
   Shares    Common Stock                                                   Value
 ----------- ------------                                                ------------
             Argentina (9.9% of Net Assets)
       4,779 Banco de Galicia y Buenos Aires, S.A. (ADR)                 $    100,952
       3,810 Banco Frances, S.A. (ADR)                                         83,340
      20,060 CEI Citicorp Holdings, S.A.                                       64,619*
      10,000 IRSA Inversiones y Representaciones, S.A.                         30,211
       8,580 Juan Minetti, S.A.                                                23,260*
      26,766 Perez Compano, S.A., Series B                                    162,273*
      41,400 Siderca, S.A.                                                     79,106
       4,090 Telecom Argentina STET--France Telecom, S.A., Series B
              (ADR)                                                           112,471
       3,940 Telefonica de Argentina, Sociedad Anonima, Series B (ADR)        100,959
       3,005 Transportadora de Gas del Sur, S.A. (ADR)                         25,164
                                                                         ------------
             Total Argentina (Cost: $750,128)                                 782,355
                                                                         ------------
             Brazil (1.3%)
         380 Companhia Vale Do Rio Doce (ADR)                                   7,692
 143,700,000 Companhia de Eletricidade do Estado do Rio de Janeiro             28,692*
      12,350 Souza Cruz, S.A.                                                  70,504
                                                                         ------------
             Total Brazil (Cost: $125,180)                                    106,888
                                                                         ------------
             Chile (5.3%)
       1,310 Banco Santander Chile (ADR)                                       21,448
       2,970 Banco Santiago, S.A. (ADR)                                        59,396
         970 Chilectra, S.A. (ADR)                                             16,851
       1,960 Compania Cervecerias Unidas, S.A. (ADR)                           42,627
       4,213 Compania De Telecomunicaciones de Chile, S.A., Series A
              (ADR)                                                            70,300
       2,770 Distribucion y Servicio D&S, S.A. (ADR)                           45,183
       2,340 Laboratorio Chile, S.A. (ADR)                                     40,655
        1605 Gener, S.A. (ADR)                                                 23,871
       1,100 Sociedad Quimica y Minera de Chile, S.A. (ADR)                    31,966
       2,050 Vina Concha y Toro, S.A. (ADR)                                    70,721
                                                                         ------------
             Total Chile (Cost: $474,593)                                     423,018
                                                                         ------------
             Colombia (Cost: $102,226) (0.8%)
      19,859 Bavaria CB                                                        65,907
                                                                         ------------
             Mexico (45.5%)
      21,300 Alfa, S.A. de C.V.                                                81,698
      15,000 Apasco, S.A. de C.V.                                              79,518
      10,429 Cemex, S.A. de C.V. (ADR)                                        234,649
     270,072 Cifra, S.A. de C.V. Series C                                     412,684*
       2,900 Coca Cola Femas, S.A. (ADR)                                       40,597
      47,200 DESC, S.A. de C.V. Series B                                       38,267
       7,510 Fomento Economico Mexicano, S.A. de C.V. Series B (ADR)          246,418

See accompanying notes to financial statements.

 TCW Galileo Latin America Equities Fund
--------------------------------------------------------------------------------
Schedule of Investments (Continued)

 Number of
   Shares                                                           Value
 ----------                                                      ------------
            Mexico (Continued)
     23,524 Grupo Carso, S.A. de C.V. Series A                   $     98,542*
    116,532 Grupo Industrial Bimbo, S.A. de C.V., Series A            213,678
     22,000 Grupo Mexico, S.A., Series B                               79,580
     92,550 Grupo Modelo, S.A. de C.V., Series C                      226,080
     10,000 Grupo Televisa, S.A. de C.V. (GDR)                        424,996*
     58,050 Kimberly-Clark de Mexico, S.A. de C.V., Series A          185,853
     49,500 Organizacion Soriana, S.A., Series B                      183,177
     12,482 Telefonos de Mexico, S.A. de C.V. (ADR)                 1,067,207
                                                                 ------------
            Total Mexico (Cost: $3,600,325)                         3,612,944
                                                                 ------------
            Peru (2.4%)
     22,236 Cementos Lima, S.A., Class T                               25,727
      3,178 Compania de Minas Buenaventura, S.A., Series B
            (ADR)                                                      54,023
      2,300 Credicorp, Limited (ADR)                                   24,435
      7,245 Telefonica del Peru, S.A., Series B (ADR)                  83,766
                                                                 ------------
            Total Peru (Cost: $197,628)                               187,951
                                                                 ------------
            Total Commmon Stock (Cost: $5,250,080) (65.2%)          5,179,063
                                                                 ------------
            Preferred Stock
            ---------------
            Brazil (32.8%)
      2,470 Aracrus Celulose, S.A. (ADR)                               50,632
 24,030,000 Banco Bradesco, S.A.                                      117,501
    696,000 Banco do Estado de Sao Paulo, S.A.                         17,851
  2,000,000 Banco Itau, S.A.                                          114,691
  5,910,000 Centrais Electricas Brasileiras, S.A. (ELETROBRAS)        105,002
     13,625 Companhia Cervajaris Brahma (ADR)                         170,309
      4,582 Companhia Energetica de Minas Gerais, S.A. (CEMIG)
            (ADR)                                                      64,144
      3,495 Companhia Paranaenae de Energia (COPEL) (ADR)              23,151
     10,678 Companhia Vale do Rio Doce                                212,080
     11,912 Embratel Participacoes, S.A. (ADR)                        153,363
      6,820 Gerdau, S.A. (ADR)                                        123,609
     44,360 Itausa-Investimentos Itau, S.A.                            26,799
  2,345,800 Petroleo Brasileiro, S.A. (PETROBRAS)                     372,946
      2,022 Tele Centro Sul Participacoes, S.A. (ADR)                 120,811
      1,770 Telecomunicacoes Brasileiras, S.A. (ADR)                  137,835*
            Tele Norte Leste Participacoes, S.A. (TELEMAR)
     14,913 (ADR)                                                     251,653
      3,850 Telesp Celular Participacoes, S.A. (ADR)                   94,802
     16,035 Telesp Participacoes, S.A. (ADR)                          259,563
      2,030 Tele Sedeste Celular Participacoes, S.A. (ADR)             40,597
      2,160 Uniao de Bancos Brasileiras, S.A. (GDR)                    50,082

See accompanying notes to financial statements.

                                                [LOGO OF TCW GALILEO FUNDS INC.]
--------------------------------------------------------------------------------
                                                                October 31, 1999

 Number of
  Shares                                                             Value
 ---------                                                        ------------
           Brazil (Continued)
    11,000 Usinas Siderurgicas de Minas Gerais, S.A. (USIMINAS)   $     39,987
 1,950,000 Votorantim Celulose e Papel, S.A.                            56,908
                                                                  ------------
           Total Preferred Stock (Cost: $2,796,044) (32.8%)          2,604,316
                                                                  ------------
           Total Equity Security (Cost: $8,046,124) (98.0%)          7,783,379
                                                                  ------------

 Principal
  Amount   Short-Term Investments (Cost: $458,978) (5.8%)
 --------- ----------------------------------------------
  $458,978 Investors Bank and Trust Depository Reserve, 4.3%,
            due 11/01/99                                               458,978
                                                                  ------------
           Total Investments (Cost: $8,505,102) (103.8%)             8,242,357
           Liabilities in Excess of Other Assets (-3.8%)              (303,674)
                                                                  ------------
           Net Assets (100.0%)                                    $  7,938,683
                                                                  ============

Notes to the Schedule of Investments:
 * Non-income producing.

Investments by Industry

                                                                 Percentage of
Industry                                                          Net Assets
--------                                                         -------------
Banking                                                               7.4%
Beverages, Food & Tobacco                                            14.4
Building Materials                                                    4.6
Chemicals                                                             0.4
Cosmetics & Personal Care                                             2.3
Electric Utilities                                                    3.3
Industrial--Diversified                                               3.1
Investment Companies                                                  0.8
Media--Broadcasting & Publishing                                      5.4
Metals                                                                3.7
Mining                                                                3.8
Oil & Gas                                                             7.1
Paper & Forest Products                                               1.3
Pharmaceuticals                                                       0.5
Radio Telephone Communications                                        1.7
Real Estate                                                           0.4
Retailers                                                             8.1
Telegraph & Other Communications                                      9.9
Telephone Communications, exc. Radio                                 19.8
Short-Term Investments                                                5.8
                                                                    ------
  Total                                                             103.8%
                                                                    ======

See accompanying notes to financial statements.

  TCW Galileo Funds, Inc.

                                                [LOGO OF TCW GALILEO FUNDS INC.]
--------------------------------------------------------------------------------
  International

Statements of Assets and Liabilities                            October 31, 1999

                                                       TCW Galileo  TCW Galileo
                                         TCW Galileo    Emerging     Emerging
                                        Asia Pacific     Markets      Markets
                                        Equities Fund Equities Fund Income Fund
                                        ------------- ------------- -----------
                                              Dollar Amounts in Thousands
                                              (Except per Share Amounts)
ASSETS
 Investments, at Value (/1/)              $  23,734     $  26,732   $   80,061
 Receivables for Securities Sold                 53            --        2,876
 Interest and Dividends Receivable                2            27        1,842
 Unrealized Appreciation of Forward
  Foreign Curency Contract (Note 10)             --            --           37
 Other Assets                                    14            --           --
                                          ---------     ---------   ----------
 Total Assets                                23,803        26,759       84,816
                                          ---------     ---------   ----------
LIABILITIES
 Payables for Securities Purchased               --            80        2,868
 Distribution Payable                            --            --          724
 Payable Upon Return of Securities
  Loaned (Note 3)                             1,619            --           --
 Accrued Management Fees                         52            25           51
 Other Accrued Expenses                          62            63           60
                                          ---------     ---------   ----------
 Total Liabilities                            1,733           168        3,703
                                          ---------     ---------   ----------
NET ASSETS                                $  22,070     $  26,591   $   81,113
                                          =========     =========   ==========
NET ASSETS CONSIST OF:
 Paid-in Capital                          $  20,935     $  33,988   $   82,516
 Undistributed Net Realized (Loss) on
  Investments and Foreign Currency           (2,703)      (11,731)      (4,585)
 Unrealized Appreciation on Investments
  and Foreign Currency                        4,080         3,934        3,099
 Undistributed Net Investment Income
  (Loss)                                       (242)          400           83
                                          ---------     ---------   ----------
NET ASSETS                                $  22,070     $  26,591   $   81,113
                                          =========     =========   ==========
NET ASSETS ATTRIBUTABLE TO:
 Institutional Class Shares               $  22,070     $  26,591   $   81,113
                                          =========     =========   ==========
 Advisory Class Shares                           --            --           --
                                          =========     =========   ==========
CAPITAL SHARES OUTSTANDING:
 Institutional Class                      2,635,846     3,376,781   10,347,888
                                          =========     =========   ==========
 Advisory Class                                  --            --           --
                                          =========     =========   ==========
NET ASSET VALUE PER SHARE:
 Institutional Class                      $    8.37     $    7.87   $     7.84
                                          =========     =========   ==========
 Advisory Class                           $      --     $      --   $       --
                                          =========     =========   ==========

(1) The identified cost for the TCW Galileo Asia Pacific Equities Fund, the TCW Galileo Emerging Markets Equities Fund and the TCW Galileo Emerging Markets Income Fund at October 31, 1999, was $19,654, $22,791 and $76,995,
    respectively.

See accompanying notes to financial statements.

                                                [LOGO OF TCW GALILEO FUNDS INC.]
--------------------------------------------------------------------------------
Statements of Assets and Liabilities                            October 31, 1999

                                    TCW Galileo   TCW Galileo   TCW Galileo   TCW Galileo
                                     European    International   Japanese    Latin America
                                   Equities Fund Equities Fund Equities Fund Equities Fund
                                   ------------- ------------- ------------- -------------
                                                 Dollar Amounts in Thousands
                                                 (Except per Share Amounts)
ASSETS
 Investments, at Value (1)          $   97,775    $  112,387    $   79,550     $  8,242

 Receivables for Securities Sold            --            --         1,284           78
 Interest and Dividends Receivable          33             7           218           25
 Foreign Tax Reclaim Receivable            150            --            12           --
 Deferred Organization Costs                 4             5             3           --
                                    ----------    ----------    ----------     --------
 Total Assets                           97,962       112,399        81,067        8,345
                                    ----------    ----------    ----------     --------
LIABILITIES
 Payables for Securities Purchased          --            --           898          316
 Payable for Fund Shares Purchased          --            --           105           --
 Payable Upon Return of Securities
  Loaned (Note 3)                        2,190            --         2,977           --
 Accrued Management Fees                    61            --            49           36
 Other Accrued Expenses                     73            63            63           54
                                    ----------    ----------    ----------     --------
 Total Liabilities                       2,324            63         4,092          406
                                    ----------    ----------    ----------     --------
NET ASSETS                          $   95,638    $  112,336    $   76,975     $  7,939
                                    ==========    ==========    ==========     ========
NET ASSETS CONSIST OF:
 Paid-in Capital                    $   76,952    $   86,526    $   56,588     $ 19,881
 Undistributed Net Realized Gain
  (Loss) on Investments and
  Foreign Currency                       5,022         2,390        10,979      (12,385)
 Unrealized Appreciation
  (Depreciation) on Investments
  and Foreign Currency                  13,065        21,662         9,626         (279)
 Undistributed Net Investment
  Income (Loss)                            599         1,758          (218)         722
                                    ----------    ----------    ----------     --------
NET ASSETS                          $   95,638    $  112,336    $   76,975     $  7,939
                                    ==========    ==========    ==========     ========
NET ASSETS ATTRIBUTABLE TO:
 Institutional Class                $   95,489    $  112,336    $   76,975     $  7,939
                                    ==========    ==========    ==========     ========
 Advisory Class                     $      149    $       --    $       --     $     --
                                    ==========    ==========    ==========     ========
CAPITAL SHARES OUTSTANDING:
 Institutional Class                 7,286,043     8,214,754     5,036,725      847,073
                                    ==========    ==========    ==========     ========
 Advisory Class                         11,339            --            --           --
                                    ==========    ==========    ==========     ========
NET ASSET VALUE PER SHARE:
 Institutional Class                $    13.11    $    13.67    $    15.28     $   9.37
                                    ==========    ==========    ==========     ========
 Advisory Class                     $    13.14    $       --    $       --     $     --
                                    ==========    ==========    ==========     ========

(1) The identified cost for the TCW Galileo European Equities Fund, the TCW Galileo International Equities Fund, the TCW Galileo Japanese Equities Fund and the TCW Galileo Latin America Equities Fund at October 31, 1999, was $84,710, $90,725, $69,942 and $8,505, respectively.

See accompanying notes to financial statements.

  TCW Galileo Funds, Inc.

--------------------------------------------------------------------------------
  International

Statements of Operations                             Year Ended October 31, 1999

                                                      TCW Galileo  TCW Galileo
                                        TCW Galileo    Emerging     Emerging
                                       Asia Pacific     Markets      Markets
                                       Equities Fund Equities Fund Income Fund
                                       ------------- ------------- -----------
                                             Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
 Dividends (/1/)                          $  203        $  340       $    --
 Interest (Note 2)                            39            38         7,652
                                          ------        ------       -------
Total                                        242           378         7,652
                                          ------        ------       -------
Expenses:
 Management Fees                             143           212           464
 Transfer Agent Fees                          37            38            26
 Accounting Service Fees                      22            23            27
 Professional Fees                            19            19            25
 Administration Fees                           9            10            15
 Directors' Fees & Expenses                    7             7             7
 Custodian Fees                               39            86            24
 Registration Fees                            --            --            12
 Other                                        19            34            23
                                          ------        ------       -------
Total Expenses                               295           429           623
Less Expenses Borne by Investment
 Adviser                                       4            --            --
                                          ------        ------       -------
Net Expenses                                 291           429           623
                                          ------        ------       -------
Net Investment Income (Loss)                 (49)          (51)        7,029
                                          ------        ------       -------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS
Net Realized Gain (Loss) on:
 Investments                               2,729         1,352         2,056
 Foreign Currency                            (17)         (132)           (9)
Change in Unrealized Appreciation
 (Depreciation) on:
 Investments                               3,653         5,889         6,957
 Foreign Currency                             --            (7)           33
                                          ------        ------       -------
Net Realized and Unrealized Gain on
 Investments and Foreign Currency
 Transactions                              6,365         7,102         9,037
                                          ------        ------       -------
INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                               $6,316        $7,051       $16,066
                                          ======        ======       =======

(1) Net of foreign taxes withheld of $18 and $27 for the TCW Galileo Asia Pa-cific Equities Fund and the TCW Galileo Emerging Markets Equities Fund, re-spectively.

See accompanying notes to financial statements.

                                                [LOGO OF TCW GALILEO FUNDS INC.]
--------------------------------------------------------------------------------
Statements of Operations                             Year Ended October 31, 1999

                                                                    TCW Galileo
                          TCW Galileo   TCW Galileo   TCW Galileo      Latin
                           European    International   Japanese       America
                         Equities Fund Equities Fund Equities Fund Equities Fund
                         ------------- ------------- ------------- -------------
                                       Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
 Dividends (/1/)            $ 1,184       $ 1,679       $   358       $   211
 Interest (Note 2)               73            42            68            17
                            -------       -------       -------       -------
Total                         1,257         1,721           426           228
                            -------       -------       -------       -------
Expenses:
 Management Fees                593            --           371            70
 Transfer Agent Fees--
  Institutional Class            32            32            23            38
 Transfer Agent Fees--
  Advisory Class                  8            --            --            --
 Accounting Service Fees         29            27            26            21
 Professional Fees               29            38            23            17
 Administration Fees             20            21            14             7
 Directors' Fees and
  Expenses                        7             7             7             7
 Custodian Fees                  56             7            27            49
 Amortization of
  Deferred Organization
  Costs                           1             2             3            --
 Registration Fees--
  Institutional Class             7            --            --            --
 Registration Fees--
  Advisory Class                 35            --            --            --
 Other                           28            29            18            18
                            -------       -------       -------       -------
Total Expenses                  845           163           512           227
Less Expenses Borne by
 Investment Adviser              48            --            --            73
                            -------       -------       -------       -------
Net Expenses                    797           163           512           154
                            -------       -------       -------       -------
Net Investment Income
 (Loss)                         460         1,558           (86)           74
                            -------       -------       -------       -------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND
 FOREIGN CURRENCY
 TRANSACTIONS
 Net Realized Gain
  (Loss) on:
  Investments                 5,089         3,127        16,191        (1,749)
  Foreign Currency             (123)           14           296          (150)
                            -------       -------       -------       -------
 Change in Unrealized
  Appreciation
  (Depreciation) on:
  Investments                 5,763        17,357        10,725           500
  Foreign Currency               --            --            18           (16)
                            -------       -------       -------       -------
 Net Realized and
  Unrealized Gain
  (Loss) on Investments
  and Foreign Currency
  Transactions               10,729        20,498        27,230        (1,415)
                            -------       -------       -------       -------
INCREASE (DECREASE) IN
 NET ASSETS RESULTING
 FROM OPERATIONS            $11,189       $22,056       $27,144       $(1,341)
                            =======       =======       =======       =======

(1) Net of foreign taxes withheld of $126, $1, $76 and $26 for the TCW Galileo European Equities Fund, the TCW Galileo International Equities Fund, the TCW Galileo Japanese Equities Fund and the TCW Galileo Latin America Equi-ties Fund, respectively.

See accompanying notes to financial statements.

  TCW Galileo Funds, Inc.

--------------------------------------------------------------------------------
  International

Statements of Changes in Net Assets

                                                               TCW Galileo
                                      TCW Galileo Asia      Emerging Markets
                                   Pacific Equities Fund      Equities Fund
                                   ---------------------    ------------------
                                         Year Ended            Year Ended
                                        October 31,            October 31,
                                   -----------------------  ------------------
                                      1999        1998        1999      1998
                                   ----------  -----------  --------  --------
                                         Dollar Amounts in Thousands
OPERATIONS
 Net Investment Income (Loss)      $      (49) $        40  $    (51) $    375
 Net Realized Gain (Loss) on
  Investments and Foreign Currency
  Transactions                          2,712       (7,018)    1,220    (7,931)
 Change in Unrealized Appreciation
  (Depreciation) on Investments
  and Foreign Currency
  Transactions                          3,653        3,769     5,882    (3,247)
                                   ----------  -----------  --------  --------
 Increase (Decrease) in Net Assets
  Resulting from Operations             6,316       (3,209)    7,051   (10,803)
                                   ----------  -----------  --------  --------
DISTRIBUTIONS TO SHAREHOLDERS
 Distributions from Net Investment
  Income                                   --           --        --       (34)
 Distributions from Net Realized
  Gains                                    --       (2,465)       --        --
                                   ----------  -----------  --------  --------
 Total Distributions to
  Shareholders                             --       (2,465)       --       (34)
                                   ----------  -----------  --------  --------
NET CAPITAL SHARE TRANSACTIONS
 (Note 8)
 Institutional Class                    7,272       (7,171)      777   (18,126)
                                   ----------  -----------  --------  --------
 Increase (Decrease) in Net Assets     13,588      (12,845)    7,828   (28,963)
NET ASSETS
 Beginning of Year                      8,482       21,327    18,763    47,726
                                   ----------  -----------  --------  --------
 End of Year                       $   22,070  $     8,482  $ 26,591  $ 18,763
                                   ==========  ===========  ========  ========

See accompanying notes to financial statements.

                                                [LOGO OF TCW GALILEO FUNDS INC.]
--------------------------------------------------------------------------------
Statements of Changes in Net Assets

                               TCW Galileo Emerging         TCW Galileo European
                               Markets Income Fund             Equities Fund
                           ---------------------------- ----------------------------
                                         June 3, 1998               November 3, 1997
                                       (Commencement of             (Commencement of
                           Year Ended    Operations)    Year Ended    Operations)
                           October 31,     through      October 31,     through
                              1999     October 31, 1998    1999     October 31, 1998
                           ----------- ---------------- ----------- ----------------
                                          Dollar Amounts in Thousands
OPERATIONS
 Net Investment Income       $ 7,029       $ 1,133        $   460       $   284
 Net Realized Gain (Loss)
  on Investments and
  Foreign Currency
  Transactions                 2,047        (6,632)         4,966         1,708
 Change in Unrealized
  Appreciation
  (Depreciation) on
  Investments and Foreign
   Currency Transactions       6,990        (3,087)         5,763         3,856
                             -------       -------        -------       -------
 Increase (Decrease) in
  Net Assets Resulting
  from Operations             16,066        (8,586)        11,189         5,848
                             -------       -------        -------       -------
DISTRIBUTIONS TO
 SHAREHOLDERS
 Distributions from Net
  Investment Income-
  Institutional Class         (6,940)       (1,133)          (145)           --
 Distributions in Excess
  of Net Investment
  Income                          --            (6)            --            --
 Distributions from Net
  Realized Gains-
  Institutional Class             --            --         (1,652)           --
                             -------       -------        -------       -------
 Total Distributions to
  Shareholders                (6,940)       (1,139)        (1,797)           --
                             -------       -------        -------       -------
NET CAPITAL SHARE
 TRANSACTIONS (Note 8)
 Institutional Class          41,897        39,815         22,111        58,146
 Advisory Class                   --            --            141            --
                             -------       -------        -------       -------
 Increase in Net Assets
  Resulting from Net
  Capital Share
  Transactions                41,897        39,815         22,252        58,146
                             -------       -------        -------       -------
 Increase in Net Assets       51,023        30,090         31,644        63,994
NET ASSETS
 Beginning of Period          30,090            --         63,994            --
                             -------       -------        -------       -------
 End of Period               $81,113       $30,090        $95,638       $63,994
                             =======       =======        =======       =======

See accompanying notes to financial statements.

  TCW Galileo Funds, Inc.

--------------------------------------------------------------------------------
  International

Statements of Changes in Net Assets

                                TCW Galileo International       TCW Galileo Japanese
                                      Equities Fund                Equities Fund
                               ---------------------------- ----------------------------
                                           November 3, 1997             November 3, 1997
                                           (Commencement of             (Commencement of
                               Year Ended    Operations)    Year Ended     Operations)
                               October 31,     through      October 31,     through
                                  1999     October 31, 1998    1999     October 31, 1998
                               ----------- ---------------- ----------- ----------------
                                              Dollar Amounts in Thousands
OPERATIONS
 Net Investment Income (Loss)   $  1,558       $   346        $   (86)      $   (74)
 Net Realized Gain (Loss) on
  Investments and Foreign
  Currency Transactions            3,141          (751)        16,487        (5,508)
 Change in Unrealized
  Appreciation on Investments
  and Foreign Currency
  Transactions                    17,357         4,305         10,743         4,310
                                --------       -------        -------       -------
 Increase (Decrease) in Net
  Assets Resulting from
  Operations                      22,056         3,900         27,144        (1,272)
                                --------       -------        -------       -------
DISTRIBUTIONS TO SHAREHOLDERS
 Distributions from Net
  Investment Income                 (146)           --             (6)          (52)
                                --------       -------        -------       -------
NET CAPITAL SHARE
 TRANSACTIONS (Note 8)
 Institutional Class              15,573        70,953         21,189        29,972
                                --------       -------        -------       -------
 Increase in Net Assets           37,483        74,853         48,327        28,648
NET ASSETS
 Beginning of Period              74,853            --         28,648            --
                                --------       -------        -------       -------
 End of Period                  $112,336       $74,853        $76,975       $28,648
                                ========       =======        =======       =======

See accompanying notes to financial statements.

                                                [LOGO OF TCW GALILEO FUNDS INC.]
--------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                       TCW Galileo
                                                       Latin America
                                                      Equities Fund
                                                     -----------------
                                                        Year Ended
                                                       October 31,
                                                     -----------------
                                                      1999      1998
                                                     -------  --------
                                                      Dollar Amounts
                                                       in Thousands
OPERATIONS
 Net Investment Income                               $    74  $    351
 Net Realized Gain (Loss) on Investments and Foreign
  Currency Transactions                               (1,899)    3,972
 Change in Unrealized Appreciation (Depreciation) on
  Investments and Foreign Currency Transactions          484   (12,359)
                                                     -------  --------
 (Decrease) in Net Assets Resulting from Operations   (1,341)   (8,036)
                                                     -------  --------
DISTRIBUTIONS TO SHAREHOLDERS
 Distributions from Net Investment Income                 --      (595)
                                                     -------  --------
NET CAPITAL SHARE TRANSACTIONS (Note 8)
 Institutional Class                                  (2,516)  (34,909)
                                                     -------  --------
 (Decrease) in Net Assets                             (3,857)  (43,540)
NET ASSETS
 Beginning of Year                                    11,796    55,336
                                                     -------  --------
 End of Year                                         $ 7,939  $ 11,796
                                                     =======  ========

See accompanying notes to financial statements.

  TCW Galileo Funds, Inc.

--------------------------------------------------------------------------------
  International

Notes to Financial Statements

Note 1 -- Organization

TCW Galileo Funds, Inc., a Maryland corporation (the "Company"), is an open-end management investment company registered under the Investment Company Act of 1940, as amended, that currently offers a selection of 20 no-load mutual funds known as the TCW Galileo Funds (the "Funds"). TCW Funds Management, Inc. (the "Advisor") is the investment advisor to the Funds. On January 3, 2000, the Ad-visor changed its name to TCW Investment Management Company, Inc. TCW London International, Limited is a sub-advisor for the TCW Galileo Asia Pacific Equi-ties Fund, the TCW Galileo Emerging Markets Equities Fund, the TCW Galileo Eu-ropean Equities Fund, the TCW Galileo International Equities Fund, and the TCW Galileo Japanese Equities Fund. The advisors are registered under the Invest-ment Advisors Act of 1940. Each Fund has distinct investment objectives and policies. For the period November 1, 1998 through February 28, 1999, TCW In-vestment Management Company, Inc. was also the administrator of the Funds' day-to-day operations. As of March 1, 1999, Investors Bank & Trust Company became the administrator of the Funds.

The Funds' financial statements are separated into three reports: 1) U.S. Equi-ties Funds, 2) U.S. Fixed Income Funds, and 3) International Funds. However, all Funds are listed below along with their investment objectives, and are cur-rently offered by the Company.

U.S. Equities

 TCW Galileo Fund                       Investment Objective
 ----------------                       --------------------
 Convertible Securities Fund

 TCW Galileo Convertible Securities     Seeks high total return from current income and
  Fund                                  capital appreciation through investment princi-
                                        pally in convertible securities.

 Non-Diversified U.S. Equity Funds

 TCW Galileo Aggressive Growth Equities Seeks long-term capital appreciation, primarily
  Fund (formerly TCW Galileo Mid-Cap    by investing in publicly-traded equity securi-
  Growth Fund)                          ties of medium capitalization companies.

 TCW Galileo Earnings Momentum Fund     Seeks capital appreciation through investment
                                        primarily in publicly-traded equity securities
                                        of companies experiencing or expected to experi-
                                        ence accelerating earnings growth.

 TCW Galileo Large Cap Growth Fund      Seeks long-term appreciation by investing pri-
                                        marily in publicly traded equity securities of
                                        large capitalization U.S. companies with above
                                        average earnings prospects.

 TCW Galileo Large Cap Value Fund       Seeks long-term capital appreciation by invest-
                                        ing primarily in publicly traded equity securi-
                                        ties of large capitalization companies.

 TCW Galileo Select Equities Fund       Emphasizes capital appreciation and preservation
  (formerly TCW Galileo Core Equities   with focus on long-term results.
  Fund)

 TCW Galileo Small Cap Growth Fund      Seeks long-term capital appreciation, primarily
                                        by investing in publicly-traded equity securi-
                                        ties of smaller capitalization companies.

 TCW Galileo Value Opportunities Fund   Seeks capital appreciation by investing at least
                                        65% of its total assets, under normal circum-
                                        stances, in publicly traded equity securities
                                        issued by small and medium companies with market
                                        capitalization at the time of purchase between
                                        $500 million and $5 billion.

48

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                                                [LOGO OF TCW GALILEO FUNDS INC.]
--------------------------------------------------------------------------------
                                                                October 31, 1999


U.S. Fixed Income

 TCW Galileo Fund                       Investment Objective
 ----------------                       --------------------
 Diversified Money Market Fund

 TCW Galileo Money Market Fund          Seeks current income, preservation of
                                        capital and liquidity by investing in
                                        short-term money market securities.

 Diversified Fixed Income Funds

 TCW Galileo Core Fixed Income Fund     Seeks capital appreciation and income
                                        through investment principally in core
                                        fixed income securities emphasizing
                                        high quality and liquid investments.

 TCW Galileo High Yield Bond Fund       Seeks high current income through in-
                                        vestment principally in high yield
                                        fixed income securities.

 TCW Galileo Mortgage-Backed Securities Seeks income by investing primarily in
  Fund                                  short-term mortgage-backed securities.

 TCW Galileo Total Return               Seeks income by investing primarily in
  Mortgage-Backed Securities Fund       long-term mortgage-backed securities.
  (formerly TCW Galileo Long Term
  Mortgage-Backed Securities Fund)

International

 TCW Galileo Fund                       Investment Objective
 ----------------                       --------------------

 Non-Diversified International Equity
  Funds

 TCW Galileo Asia Pacific Equities Fund Seeks long-term capital appreciation, primarily by investing in equity secu-
                                        rities of companies in the Asia Pa-
                                        cific region.

 TCW Galileo Emerging Markets Equities  Seeks long-term capital appreciation
  Fund                                  by investing in equity securities of
                                        companies in emerging market countries
                                        around the world.

 TCW Galileo European Equities Fund     Seeks long-term capital appreciation
                                        by investing primarily in the securi-
                                        ties of issuers located in Europe.

 TCW Galileo International Equities     Seeks long-term capital appreciation
  Fund                                  by investing in a mix of underlying
                                        TCW Galileo Funds.

 TCW Galileo Japanese Equities Fund     Seeks long-term capital appreciation
                                        by investing primarily in Japanese eq-
                                        uity securities.

 TCW Galileo Latin America Equities     Seeks long-term capital appreciation,
  Fund                                  primarily by investing in Latin Ameri-
                                        can equity securities.

 Non-Diversified Fixed Income Fund

 TCW Galileo Emerging Markets Income    Seeks high total return from capital
  Fund                                  appreciation and current income by in-
                                        vesting at least 65% of its total as-
                                        sets in debt securities issued or
                                        guaranteed by companies, financial in-
                                        stitutions, and government entities in
                                        emerging market countries.

  TCW Galileo Funds, Inc.

--------------------------------------------------------------------------------
  International

Notes to Financial Statements (Continued)


As of March 1, 1999, nine funds (TCW Galileo Select Equities Fund, TCW Galileo Large Cap Value Fund, TCW Galileo Large Cap Growth Fund, TCW Galileo Aggressive Growth Equities Fund, TCW Galileo Small Cap Growth Fund, TCW Galileo European Equities Fund, TCW Galileo Fixed Income Fund, TCW Galileo Total Return Mort-gage-Backed Securities Fund and TCW Galileo High Yield Bond Fund) commenced of-fering two classes of shares, Institutional Class Shares and Advisory Class Shares. Shares of each class of the Funds represent an equal pro rata interest in the Funds and generally give the shareholder the same voting, dividend, liq-uidation, and other rights. The institutional class shares are offered at the current net asset value. The advisory class shares are also offered at the cur-rent net asset value, but are subject to fees imposed under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 act.

Note 2--Significant Accounting Policies

The following is a summary of significant accounting policies which are in con-formity with generally accepted accounting principles and which are consist-ently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.

Principles of Accounting: The Funds use the accrual method of accounting for financial reporting purposes.

Security Valuations: Equity fund securities listed or traded on the New York, American or other stock exchanges are valued at the latest sale price on that exchange (if there were no sales that day, the security is valued at the latest bid price). All other securities for which over-the-counter market quotations are readily available, are valued at the latest bid price prior to the time of valuation.

Securities for which market quotations are not readily available, including circumstances under which it is determined by the Advisor that sale or bid prices are not reflective of a security's market value, are valued at their fair value as determined in good faith under procedures established by and un-der the general supervision of the Company's Board of Directors.

Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Other short-term debt securities are valued on a marked-to-market basis until such time as they reach a remain-ing maturity of 60 days, whereupon they will be valued at amortized value using their value of the 61st day prior to maturity.

Security Transactions and Related Investment Income: Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized and unrealized gains and losses on investments are recorded on the basis of specific identifi-cation. The TCW Galileo Emerging Markets Income Fund recognizes as interest in-come discounts on securities purchased using a constant yield to maturity ac-cretion method. Premiums on securities purchased are not amortized.

Foreign Currency Translation: The books and records of each Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and ex-penses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are in-cluded in

50

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                                                [LOGO OF TCW GALILEO FUNDS INC.]
--------------------------------------------------------------------------------
                                                                October 31, 1999

the Statements of Operations with the related net realized gain (loss). Pursu-ant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes. It is not practicable to separately identify that portion of gains and losses of the Funds that arise as a result of changes in the exchange rates from the fluctua-tions that arise from changes in market prices of investments during the year.

Forward Foreign Currency Contracts: Certain Funds may enter into forward for-eign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar (see
Note 10).

Repurchase Agreements: The Funds may invest in repurchase agreements secured by U.S. Government obligations and in other securities. Securities pledged as col-lateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; how-ever, in the event of default or bankruptcy by the other party to the agree-ments, realization and/or retention of the collateral may be subject to legal proceedings.

Security Lending: On December 17, 1998, the Funds' Board of Directors approved securities lending to qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds receive compen-sation for lending their securities (see Note 3).

Options: Premiums received from call options written are recorded as a liabili-ty. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. If the option expires unexercised, premiums received are realized as a gain at expiration date. If the position is closed prior to expiration, a gain or loss is realized based on premiums received, less the cost to close the option. When an option is exercised, premiums re-ceived are added to the proceeds from the sale of the underlying securities and a gain or loss is realized. Call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. There were no op-tion contracts entered into during the year ended October 31, 1999.

Deferred Organization Costs: Organization costs of $10,000 per Fund for the TCW Galileo Asia Pacific Equities Fund and the TCW Galileo Emerging Markets Equi-ties Fund and $50,000 for the TCW Galileo Latin America Equities Fund have been completely amortized as of October 31, 1999. Organizational costs of approxi-mately $7,000, $9,000 and $7,000 for the TCW Galileo European Equities Fund, TCW Galileo International Equities Fund and the TCW Galileo Japanese Equities Fund, respectively, have been deferred and

  TCW Galileo Funds, Inc.

--------------------------------------------------------------------------------
  International

Notes to Financial Statements (Continued)


Note 2--Significant Accounting Policies (Continued)

are also being amortized on a straight line basis over a five-year period from the commencement of operations. Organizational costs for the TCW Galileo Emerg-ing Markets Income Fund were de minimus and therefore, were not deferred. Those costs were expensed as incurred.

Upon formation of the Funds, the Company sold and issued to the Advisor 10,008 shares of common stock (one share each of the TCW Galileo Asia Pacific Equities Fund, the TCW Galileo Emerging Markets Equities Fund, the TCW Galileo European Equities Fund, the TCW Galileo International Equities Fund, and the TCW Galileo Japanese Equities Fund, and 2,000 shares of the TCW Galileo Latin America Equi-ties Fund, collectively the "Initial Shares"). In the event the Advisor redeems any of its Initial Shares from one or more of the Funds prior to the end of the five-year period, the proceeds of the redemption payable in respect of such shares will be reduced by any unamortized organization costs in the same ratio as the number of Initial Shares being redeemed bears to the number of Initial Shares outstanding at the time of the redemption.

Allocation of Operating Activity: Investment income, common expenses and real-ized gains and losses are allocated among the classes of shares of the Funds based on the relative net assets of each class. Distribution fees, which are directly attributable to a class of shares are charged to that class' opera-tions. All other expenses are charged to each Fund as incurred on a specific identification basis.

Net Asset Value: The Net Asset Value of each Fund's shares is determined by di-viding the net assets of the Fund by the number of issued and outstanding shares on each business day as of 1:00 P.M. Pacific Standard Time.

Dividends and Distributions: The TCW Galileo Emerging Markets Income Fund de-clares and pays, or reinvests, dividends from net investment income monthly. All other Funds declare and pay, or reinvest, dividends from net investment in-come annually. Any net long-term and net short-term capital gains earned by a Fund will be distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign cur-rency transactions, market discount, losses deferred to wash sales, excise tax regulations and employing equalization in determining amounts to be distributed to Fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital and may affect net investment income per share. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Note 3--Security Lending

The Funds listed below loaned securities that were collateralized in cash which was invested in short-term investments as of October 31, 1999.

                                                                     Security
                                         Market Value of  Collateral Lending
                                        Loaned Securities   Value     Fees *
                                        ----------------- ---------- --------
TCW Galileo Asia Pacific Equities Fund     $1,540,312     $1,619,396 $ 4,897
TCW Galileo European Equities Fund          2,073,396      2,189,946  10,400
TCW Galileo Japanese Equities Fund          2,768,058      2,976,750   7,229

* Net of broker fees.

Securities lending fees are included in interest income in the Statements of Operations.

52

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                                                [LOGO OF TCW GALILEO FUNDS INC.]
--------------------------------------------------------------------------------
                                                                October 31, 1999


Note 4--Federal Income Taxes

It is the policy of each Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required. At October 31, 1999, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows (Amounts in Thousands):

                              TCW Galileo    TCW Galileo      TCW Galileo     TCW Galileo
                             Asia Pacific  Emerging Markets Emerging Markets   European
                             Equities Fund  Equities Fund     Income Fund    Equities Fund
                             ------------- ---------------- ---------------- -------------
Unrealized Appreciation         $ 4,514        $ 4,606          $ 4,463         $15,397
Unrealized (Depreciation)          (434)        (1,009)          (1,599)         (2,452)
                                -------        -------          -------         -------
Net Unrealized Appreciation     $ 4,080        $ 3,597          $ 2,864         $12,945
                                =======        =======          =======         =======
Cost of Investments for
 Federal Income Tax
 Purposes                       $19,654        $23,135          $77,197         $84,830
                                =======        =======          =======         =======
                              TCW Galileo    TCW Galileo      TCW Galileo
                             International     Japanese      Latin America
                             Equities Fund  Equities Fund    Equities Fund
                             ------------- ---------------- ----------------
Unrealized Appreciation         $21,998        $12,596          $   464
Unrealized (Depreciation)          (352)        (3,102)            (842)
                                -------        -------          -------
Net Unrealized
 Appreciation
  (Depreciation)                $21,646        $ 9,494          $  (378)
                                =======        =======          =======
Cost of Investments for
 Federal Income Tax
 Purposes                       $90,741        $70,056          $ 8,620
                                =======        =======          =======

At October 31, 1999, the following Funds had net realized loss carryforwards for federal income tax purposes (Amounts in Thousands):

                                                      Expiring in
                                            --------------------------------
                                             2003   2004  2005  2006   2007
                                            ------ ------ ---- ------ ------
TCW Galileo Asia Pacific Equities Fund      $   -- $   -- $ -- $4,364 $   --
TCW Galileo Emerging Markets Equities Fund      --     --   --  6,430     --
TCW Galileo Emerging Markets Income Fund        --     --   --  4,342     --
TCW Galileo Latin America Equities Fund      6,586  3,423   --     --  1,259

  TCW Galileo Funds, Inc.

--------------------------------------------------------------------------------
  International

Notes to Financial Statements (Continued)


Note 5--Fund Expenses

The Funds pay to the Advisor, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees as a percentage of each Fund's daily net assets:

  TCW Galileo Asia Pacific Equities Fund     1.00%
  TCW Galileo Emerging Markets Equities Fund 1.00%
  TCW Galileo Emerging Markets Income Fund   0.75%
  TCW Galileo European Equities Fund         0.75%
  TCW Galileo International Equities Fund    0.00%
  TCW Galileo Japanese Equities Fund         0.75%
  TCW Galileo Latin America Equities Fund    1.00%

For the period November 1, 1998 through February 28, 1999, when the Advisor was the administrator of the Funds, each Fund reimbursed the Advisor for the cost of providing accounting services to the Fund in an amount not exceeding $35,000 for any fiscal year.

For the period November 1, 1998, through March 15, 1999, the ordinary operating expenses of the following Funds were limited to the ratio as indicated below (as a percentage of daily net assets):

  TCW Galileo Emerging Markets Income Fund 1.78%
  TCW Galileo European Equities Fund       1.20%
  TCW Galileo International Equities Fund  1.16%
  TCW Galileo Japanese Equities Fund       1.20%


Effective March 15, 1999, the ordinary operating expenses for all Funds (each share class) are limited to the average of the total expense ratios as reported by Lipper Analytical Services, Inc. for each Fund's respective investment ob-jective, which is subject to change on a monthly basis. At October 31, 1999, the average expense ratios reported by Lipper Analytical Services, Inc. as they relate to each Fund were:

  TCW Galileo Emerging Markets Equities Fund 2.19%
  TCW Galileo Emerging Markets Income Fund   1.70%
  TCW Galileo European Equities Fund         1.71%
  TCW Galileo International Equities Fund    1.68%
  TCW Galileo Japanese Equities Fund         1.94%

Effective July 1, 1999, ordinary operating expenses of the TCW Galileo Asia Pa-cific Equities Fund and the TCW Galileo Latin America Equities Fund are limited to 1.75% of each Fund's daily net assets.

Effective November 1, 1999, the ordinary operating expenses of the TCW Galileo Emerging Markets Equities Fund are limited to 1.75% of the Fund's daily net assets.

Certain officers and/or directors of the Company are officers and/or directors of the Advisor.

54

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                                                [LOGO OF TCW GALILEO FUNDS INC.]
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                                                                October 31, 1999


Note 6--Distribution Plan

The Company has a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Advisory Class shares of each Fund. Under the terms of the Distribution Plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its Advisory Class shares for distribution and related services. Distribution fees for the period March 1, 1999 (Commencement of offering of Advisory Class shares) through October 31, 1999 were less than $1,000 for the TCW Galileo European Eq-uities Fund and as a result, are not disclosed in the Statements of Operations.

Note 7--Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended October 31, 1999, were as follows:

                    TCW Galileo    TCW Galileo      TCW Galileo     TCW Galileo
                   Asia Pacific  Emerging Markets Emerging Markets   European
                   Equities Fund  Equities Fund     Income Fund    Equities Fund
                   ------------- ---------------- ---------------- -------------
Purchases at Cost     $23,855        $32,040          $103,305        $95,254
                      =======        =======          ========        =======
Sales Proceeds        $16,085        $30,600          $ 63,438        $72,358
                      =======        =======          ========        =======
                    TCW Galileo    TCW Galileo      TCW Galileo
                   International     Japanese      Latin America
                   Equities Fund  Equities Fund    Equities Fund
                   ------------- ---------------- ----------------
Purchases at Cost     $41,979        $93,779          $ 10,694
                      =======        =======          ========
Sales Proceeds        $24,921        $71,955          $ 12,674
                      =======        =======          ========

There were no purchases or sales of U.S. Government Securities for the year ended October 31, 1999.

Note 8--Capital Share Transactions

TCW Galileo Asia Pacific Equities Fund

                                Year Ended                Year Ended
                             October 31, 1999          October 31, 1998
                         ------------------------- --------------------------
                                        Amount                     Amount
                          Shares    (in thousands)   Shares    (in thousands)
                         ---------  -------------- ----------  --------------
Shares Sold              1,521,390     $11,280      1,605,901    $   9,663
Shares Issued Upon
 Reinvestment of
 Dividends                      --          --        440,561        2,425
Shares Redeemed           (550,972)     (4,008)    (3,272,912)     (19,259)
                         ---------     -------     ----------    ---------
Net Increase (Decrease)    970,418     $ 7,272     (1,226,450)   $  (7,171)
                         =========     =======     ==========    =========



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  TCW Galileo Funds, Inc.

--------------------------------------------------------------------------------
  International

Notes to Financial Statements (Continued)

Note 8--Capital Share Transactions (Continued)

TCW Galileo Emerging Markets Equities Fund

                                Year Ended                 Year Ended
                             October 31, 1999           October 31, 1998
                         -------------------------- --------------------------
                                         Amount                     Amount
                           Shares    (in thousands)   Shares    (in thousands)
                         ----------  -------------- ----------  --------------
Shares Sold               2,061,671     $ 14,832     1,729,977     $ 10,216
Shares Issued Upon
 Reinvestment
 of Dividends                    --           --         3,688           27
Shares Redeemed          (2,052,759)     (14,055)   (4,103,415)     (28,369)
                         ----------     --------    ----------     --------
Net Increase (Decrease)       8,912     $    777    (2,369,750)    $(18,126)
                         ==========     ========    ==========     ========


TCW Galileo Emerging Markets Income Fund

                                                       June 3, 1998
                                                     (Commencement of
                             Year Ended            Operations) through
                          October 31, 1999           October 31, 1998
                      -------------------------- -------------------------
                                      Amount                    Amount
                        Shares    (in thousands)  Shares    (in thousands)
                      ----------  -------------- ---------  --------------
Shares Issued upon
 Exchange of Limited
 Partnership
 Interests                    --     $     --    2,821,844     $28,218
Shares Sold            7,899,551       56,896    1,871,153      12,305
Shares Issued Upon
 Reinvestment
 of Dividends            727,798        5,319      114,557         834
Shares Redeemed       (2,849,086)     (20,318)    (237,929)     (1,542)
                      ----------     --------    ---------     -------
Net Increase           5,778,263     $ 41,897    4,569,625     $39,815
                      ==========     ========    =========     =======

TCW Galileo European Equities Fund
Institutional Class

                                                     November 3, 1997
                                                     (Commencement of
                             Year Ended            Operations) through
                          October 31, 1999           October 31, 1998
                      -------------------------- -------------------------
                                      Amount                    Amount
                        Shares    (in thousands)  Shares    (in thousands)
                      ----------  -------------- ---------  --------------
Shares Issued upon
 Exchange of Limited
 Partnership
 Interests                    --     $     --    3,226,833     $32,268
Shares Sold            3,553,003       44,073    2,746,292      32,078
Shares Issued Upon
 Reinvestment
 of Dividends            150,626        1,791           --          --
Shares Redeemed       (1,888,163)     (23,753)    (502,548)     (6,200)
                      ----------     --------    ---------     -------
Net Increase           1,815,466     $ 22,111    5,470,577     $58,146
                      ==========     ========    =========     =======

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                                                [LOGO OF TCW GALILEO FUNDS INC.]
--------------------------------------------------------------------------------
                                                                October 31, 1999


TCW Galileo European Equities Fund
Advisory Class

                     Period Ending
                 October 31, 1999 (/1/)
                 -----------------------
                              Amount
                 Shares   (in thousands)
                 -------  --------------
Shares Sold       69,388       $861
Shares Redeemed  (58,049)      (720)
                 -------       ----
Net Increase      11,339       $141
                 =======       ====

(1) For the period March 1, 1999 (Commencement of offering of the Advisory Class shares) through October 31, 1999.

TCW Galileo International Equities Fund

                                                     November 3, 1997
                                                     (Commencement of
                             Year Ended            Operations) through
                          October 31, 1999           October 31, 1998
                      -------------------------- -------------------------
                                      Amount                    Amount
                        Shares    (in thousands)  Shares    (in thousands)
                      ----------  -------------- ---------  --------------
Shares Issued upon
 Exchange of Limited
 Partnership
 Interests                    --     $     --    4,670,385     $46,704
Shares Sold            2,694,927       32,950    3,196,699      34,126
Shares Issued Upon
 Reinvestment of
 Dividends                 3,535           40           --          --
Shares Redeemed       (1,444,569)     (17,417)    (906,223)     (9,877)
                      ----------     --------    ---------     -------
Net Increase           1,253,893     $ 15,573    6,960,861     $70,953
                      ==========     ========    =========     =======

TCW Galileo Japanese Equities Fund

                                                     November 3, 1997
                                                     (Commencement of
                             Year Ended            Operations) through
                          October 31, 1999           October 31, 1998
                      -------------------------- -------------------------
                                      Amount                    Amount
                        Shares    (in thousands)  Shares    (in thousands)
                      ----------  -------------- ---------  --------------
Shares Issued upon
 Exchange of Limited
 Partnership
 Interests                    --     $     --      960,559     $ 9,606
Shares Sold            2,769,489       34,755    2,813,291      23,503
Shares Issued upon
 Reinvestment of
 Dividends                   192            3        7,216          52
Shares Redeemed       (1,130,500)     (13,569)    (383,522)     (3,189)
                      ----------     --------    ---------     -------
Net Increase           1,639,181     $ 21,189    3,397,544     $29,972
                      ==========     ========    =========     =======

  TCW Galileo Funds, Inc.

--------------------------------------------------------------------------------
  International

Notes to Financial Statements (Continued)

Note 8--Capital Share Transactions (Continued)

TCW Galileo Latin America Equities Fund

                           Year Ended                 Year Ended
                        October 31, 1999           October 31, 1998
                    -------------------------- --------------------------
                                    Amount                     Amount
                      Shares    (in thousands)   Shares    (in thousands)
                    ----------  -------------- ----------  --------------
Shares Sold            740,603     $ 7,251      1,123,813     $ 13,900
Shares Issued Upon
 Reinvestment
 of Dividends               --          --         28,695          345
Shares Redeemed     (1,269,710)     (9,767)    (4,200,900)     (49,154)
                    ----------     -------     ----------     --------
Net (Decrease)        (529,107)    $(2,516)    (3,048,392)    $(34,909)
                    ==========     =======     ==========     ========

Note 9--Restricted Securities

The following restricted securities held by the Funds as of October 31, 1999, were valued both at the date of acquisition and October 31, 1999, in accordance with the security valuation policy of the Funds described in Note 2. The re-stricted securities include securities purchased in private placement transac-tions without registration under the Securities Act of 1933, as well as Rule 144A securities. Such securities generally may be sold only in a privately ne-gotiated transaction with a limited number of purchasers or in a public offer-ing registered under the Securities Act of 1933. Each Fund will bear any costs incurred in connection with the disposition of such securities.

TCW Galileo Asia Pacific Equities Fund:

  Number                                                    Date of
 of Shares Investment                                     Acquisition   Cost
 --------- --------------------------------------------   ----------- --------
      212  Asustek Computer, Incorporated (144A) (GDR)     11/10/98   $  1,090
           (Taiwan)
  238,221  Taiwan Semiconductor Manufacturing Company,     02/10/99    636,814
           Limited (Local Shares) (Taiwan)
    6,590  Winbond Electronics Corporation (144A) (GDR)    01/29/99     75,455
           (Taiwan)

The total value of restricted securities is $1,178,698 which represents 5.3% of net assets of the Fund at October 31, 1999.

TCW Galileo Emerging Markets Equities Fund:

  Number                                                    Date of
 of Shares Investment                                     Acquisition   Cost
 --------- --------------------------------------------   ----------- --------
      196  Asustek Computer, Incorporated (144A) (GDR)     11/10/98   $    986
           (Taiwan)
    3,691  Mol Magyar Olaj-es Gazipari Rt. (144A) (GDR)    10/17/97     66,669
           (Hungary)
  362,200  Taiwan Semiconductor Manufacturing Company,     01/20/99    924,261
           Limited (Local Shares) (Taiwan)
   15,965  Telekomunikacja Polska, S.A. (144A) (GDR)       11/09/98     70,885
           (Poland)
    3,780  Winbond Electronics Corporation (144A) (GDR)    01/29/99     43,281
           (Taiwan)

The total value of restricted securities is $1,830,122 which represents 6.9% of net assets of the Fund at October 31, 1999.

                                                [LOGO OF TCW GALILEO FUNDS INC.]
--------------------------------------------------------------------------------
                                                                October 31, 1999


TCW Galileo Emerging Markets Income Fund:

   Principal                                               Date of
    Amount     Investment                                Acquisition    Cost
 ------------- ---------------------------------------   ----------- ----------
 EUR 1,300,000 Pannon Finance B.V., (144A), 7.75%, due    07/26/99   $1,384,890
               08/03/04 (Hungary)
   $ 1,130,000 Ce Casecnan Water & Energy, Series A,      10/30/98    1,003,530
               11.45%, due 11/15/05 (Philippines)
       210,000 PDVSA Finance, Limited, (144A), 9.75%,     07/06/99      205,813
               due 02/15/10 (Venezuela)
     1,245,000 PDVSA Finance, Limited, (Reg. S),          07/06/99    1,228,617
               9.75%, due 02/15/10 (Venezuela)
     1,000,000 Republic of El Salvador (144A), 9.5%,      08/04/99      923,625
               due 08/15/06 (El Salvador)
       820,000 Russian Federation, (144A), 12.75%, due    07/23/98      727,340
               06/24/28, Par Put 06/24/08 (Russia)
    10,320,000 Russian Federation, (Reg S), 12.75%,       07/23/98    4,056,144
               due 06/24/28, Par Put 06/24/08 (Russia)
     1,000,000 Trinidad & Tobago (144A), 9.875%, due      09/17/99      976,920
               10/01/09 (Trinidad & Tobago)

EUR - Euro Currency.

The total value of restricted securities is $11,879,177 which represents 14.6% of net assets of the Fund at October 31, 1999.

Note 10--Forward Foreign Currency Contracts

The Fund listed below invested in forward foreign currency contracts during the year ended October 31, 1999. The contracts are used for the purpose of hedging against foreign exchange risk arising from the Fund's investment in foreign se-curities. These contracts are "marked-to-market" at the valuation date at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains or losses at the time the forward contract is closed. There were no realized gains or losses recorded in the financial statements for the year ended October 31, 1999. A forward contract is extinguished through a sale or the expiration of the contract. Risks may arise upon entering into these contracts from the po-tential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The following forward foreign currency contract was outstand-ing as of October 31, 1999:

TCW Galileo Emerging Markets Income Fund:

                                                                          Unrealized
Expiration              Contract                   In Exchange           Appreciation
   Date                  to Sell                    for U.S.$            on Contract
----------       -----------------------           -----------           ------------
08/03/2001       Euro Currency 1,300,000           $1,459,250              $36,660

  TCW Galileo Asia Pacific Equities Fund

--------------------------------------------------------------------------------
Financial Highlights

                                  Year Ended October 31,
                          -------------------------------------------------
                           1999         1998      1997      1996     1995
                          -------      -------   -------   -------  -------

Net Asset Value per
 Share, Beginning of
 Year                     $  5.09      $  7.37   $  9.61   $  8.67  $ 10.19
                          -------      -------   -------   -------  -------
Income (Loss) from
 Investment Operations:

 Net Investment Income
  (Loss)                    (0.02)        0.02     (0.01)     0.06     0.06

 Net Realized and
  Unrealized Gain (Loss)
  on Investments             3.30        (1.04)    (2.10)     0.93    (1.19)
                          -------      -------   -------   -------  -------
  Total from Investment
   Operations                3.28        (1.02)    (2.11)     0.99    (1.13)
                          -------      -------   -------   -------  -------
Less Distributions:

 Distributions from Net
  Investment Income            --           --     (0.08)    (0.05)   (0.01)

 Distributions in Excess
  of Net Investment
  Income                       --           --     (0.05)       --    (0.22)

 Distributions from Net
  Realized Gains               --        (1.26)       --        --    (0.16)
                          -------      -------   -------   -------  -------
  Total Distributions          --        (1.26)    (0.13)    (0.05)   (0.39)
                          -------      -------   -------   -------  -------
Net Asset Value per
 Share, End of Year       $  8.37      $  5.09   $  7.37   $  9.61  $  8.67
                          =======      =======   =======   =======  =======
Total Return                64.44%      (14.80)%  (22.40)%   11.36%  (10.98)%
Ratios/Supplemental Data:



Net Assets, End of Year
 (in thousands)           $22,070      $ 8,482   $21,327   $48,266  $46,709

Ratio of Net Expenses to
 Average Net Assets          2.03% (1)    2.48 %    1.49 %    1.43%    1.47 % (1)

Ratio of Net Investment
 Income (Loss) to
 Average Net Assets         (0.34)%       0.36 %   (0.02)%    0.66%    0.74 %

Portfolio Turnover Rate    119.72 %     190.33 %   81.92 %   84.81%  102.01 %

(1) The Investment Advisor had voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit annual operating expenses of the Fund as disclosed in Note 5 of the Notes to the Financial Statements for the year ended October 31, 1999 and 1.40% of aver-age net assets through December 31, 1994. Had such action not been taken, total operating expenses, as a percentage of net assets, would have been 2.05% for the year ended October 31, 1999 and 1.51% for the year ended Oc-tober 31, 1995.

See accompanying notes to financial statements.

  TCW Galileo Emerging Markets Equities Fund
                                                [LOGO OF TCW GALILEO FUNDS INC.]
--------------------------------------------------------------------------------
Financial Highlights

                                     Year Ended October 31,
                             --------------------------------------------------
                              1999           1998      1997     1996     1995
                             -------        -------   -------  -------  -------
Net Asset Value per Share,
 Beginning of Year           $  5.57        $  8.32   $  8.18  $  7.19  $  9.73
                             -------        -------   -------  -------  -------

Income (Loss) from
 Investment Operations:

 Net Investment Income
  (Loss)                       (0.02)          0.09      0.03     0.07     0.04

 Net Realized and
  Unrealized Gain (Loss) on
  Investments                   2.32          (2.83)     0.22     0.94    (2.58)
                             -------        -------   -------  -------  -------

   Total from Investment
    Operations                  2.30          (2.74)     0.25     1.01    (2.54)
                             -------        -------   -------  -------  -------

 Distributions from Net
  Investment Income               --          (0.01)    (0.11)   (0.02)      --
                             -------        -------   -------  -------  -------
Less Distributions:

Net Asset Value per Share,
 End of Year                 $  7.87        $  5.57   $  8.32  $  8.18  $  7.19
                             =======        =======   =======  =======  =======


Total Return                   41.29%        (32.97)%    2.82%   14.14%  (26.11)%

Ratios/Supplemental Data:

Net Assets, End of Year (in
 thousands)                  $26,591        $18,763   $47,726  $57,639  $51,873

Ratio of Net Expenses to
 Average Net Assets             2.02% (/1/)    1.70 %    1.50%    1.41%    1.55 %

Ratio of Net Investment
 Income (Loss) to Average
 Net Assets                    (0.24)%         1.15 %    0.36%    0.82%    0.54 %

Portfolio Turnover Rate       152.93 %       102.28 %   79.80%   83.76%   74.24 %

(1) The Investment Advisor had voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund as disclosed in Note 5 of the Notes to the Financial Statements for the year ended October 31, 1999. Had such ac-tion not been taken, total operating expenses, as a percentage of net as-sets, would have been 2.50% for the year ended October 31, 1999.

See accompanying notes to financial statements.

  TCW Galileo Emerging Markets Income Fund

--------------------------------------------------------------------------------
Financial Highlights

                                                              June 3, 1998
                                                            (Commencement of
                                                Year Ended    Operations)
                                                October 31,     through
                                                   1999     October 31, 1998
                                                ----------- ----------------
Net Asset Value per Share, Beginning of Period    $  6.58       $ 10.00
                                                  -------       -------

Income (Loss) from Investment Operations:

 Net Investment Income                               0.84          0.37

 Net Realized and Unrealized Gain (Loss) on
  Investments                                        1.25         (3.41)
                                                  -------       -------

  Total from Investment Operations                   2.09         (3.04)
                                                  -------       -------

Less Distributions:

 Distributions from Net Investment Income           (0.83)        (0.37)

 Distributions in Excess of Net Investment
  Income                                               --         (0.01)
                                                  -------       -------

  Total Distributions                               (0.83)        (0.38)
                                                  -------       -------

Net Asset Value per Share, End of Period          $  7.84       $  6.58
                                                  =======       =======

Total Return                                        33.31%      (30.67)% (/1/)

Ratios/Supplemental Data:

Net Assets, End of Period (in thousands)          $81,113       $30,090

Ratio of Expenses to Average Net Assets              1.01%         1.53% (/2/)

Ratio of Net Investment Income to Average Net
 Assets                                             11.37%        11.90% (/2/)

Portfolio Turnover Rate                            113.00%        68.46% (/1/)

(1) For the period June 3, 1998 (Commencement of Operations) through October 31, 1998 and not indicative of a full year's operating results.
(2) Annualized.

See accompanying notes to financial statements.

  TCW Galileo European Equities Fund
                                                [LOGO OF TCW GALILEO FUNDS INC.]
--------------------------------------------------------------------------------
  Institutional Class

Financial Highlights

                                                            November 3, 1997
                                               Year Ended   (Commencement of
                                               October 31, Operations) through
                                                  1999      October 31, 1998
                                               ----------- -------------------
Net Asset Value per Share, Beginning of
 Period                                          $ 11.70         $ 10.00
                                                 -------         -------

Income from Investment Operations:

 Net Investment Income                              0.07            0.06

 Net Realized and Unrealized Gain on
  Investments                                       1.65            1.64
                                                 -------         -------

  Total from Investment Operations                  1.72            1.70
                                                 -------         -------

Less Distributions:

 Distributions from Net Investment Income          (0.03)             --

 Distributions from Net Realized Gains             (0.28)             --
                                                 -------         -------

  Total Distributions                              (0.31)             --
                                                 -------         -------

Net Asset Value per Share, End of Period         $ 13.11         $ 11.70
                                                 =======         =======

Total Return                                       15.16%          17.00% (/1/)

Ratios/Supplemental Data:

Net Assets, End of Period (in thousands)         $95,489         $63,994

Ratio of Expenses to Average Net Assets             1.01%           1.06% (/2/)

Ratio of Net Investment Income to Average Net
 Assets                                             0.58%           0.52% (/2/)

Portfolio Turnover Rate                            95.21%          72.05% (/1/)

(1) For the period November 3, 1997 (Commencement of Operations) through October 31, 1998 and not indicative of a full year's operating results.
(2) Annualized.

See accompanying notes to financial statements.

  TCW Galileo European Equities Fund

--------------------------------------------------------------------------------
  Advisory Class

Financial Highlights

                                                         March 1, 1999
                                                            through
                                                       October 31, 1999
                                                       -----------------
Net Asset Value per Share, Beginning of Period              $12.37
                                                            ------
Income from Investment Operations:

 Net Investment Income                                        0.09

 Net Realized and Unrealized Gain on Investments              0.68
                                                            ------

  Total from Investment Operations                            0.77
                                                            ------

Net Asset Value per share, End of Period                    $13.14
                                                            ======

Total Return                                                  6.23% (/1/)

Ratios/Supplemental Data:

Net Assets, End of Period (in thousands)                    $  149

Ratio of Net Expenses to Average Net Assets                   1.69% (/2/)(/3/)

Ratios of Net Investment Income to Average Net Assets         1.12% (/2/)

Portfolio Turnover Rate                                      95.21%

(1) For the period March 1, 1999 (Commencement of offering of Advisory Class shares) through October 31, 1999 and not indicative of a full year's operating results.
(2) Annualized.
(3) The Investment Advisor voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund as disclosed in Note 5 of the Notes to the Financial Statements for the year ended October 31, 1999. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 54.30% for the period March 1, 1999 through October 31, 1999.

See accompanying notes to financial statements.

  TCW Galileo International Equities Fund
                                                [LOGO OF TCW GALILEO FUNDS INC.]
--------------------------------------------------------------------------------
Financial Highlights

                                                             November 3, 1997
                                                             (Commencement of
                                              Year Ended    Operations) through
                                           October 31, 1999  October 31, 1998
                                           ---------------- -------------------
Net Asset Value per Share, Beginning of
 Period                                        $  10.75           $ 10.00
                                               --------           -------
Income from Investment Operations:

 Net Investment Income                             0.21              0.05

 Net Realized and Unrealized Gain on
  Investments                                      2.73              0.70
                                               --------           -------
  Total from Investment Operations                 2.94              0.75
                                               --------           -------
Less Distributions:

 Distributions from Net Investment Income         (0.02)               --
                                               --------           -------
Net Asset Value per Share, End of Period       $  13.67           $ 10.75
                                               ========           =======

Total Return                                      27.39%             7.50% (1)

Ratios/Supplemental Data:

Net Assets, End of Period (in thousands)       $112,336           $74,853

Ratio of Expenses to Average Net Assets            0.18%             0.17% (2)

Ratio of Net Investment Income to Average
 Net Assets                                        1.70%             0.50% (2)

Portfolio Turnover Rate                           27.78%            21.12% (1)

(1) For the period November 3, 1997 (Commencement of Operations) through Octo-ber 31, 1998 and not indicative of a full year's operating results.
(2) Annualized.

See accompanying notes to financial statements.

  TCW Galileo Japanese Equities Fund

--------------------------------------------------------------------------------
Financial Highlights

                                                         November 3, 1997
                                            Year Ended   (Commencement of
                                            October 31, Operations) through
                                               1999      October 31, 1998
                                            ----------- -------------------
Net Asset Value per Share, Beginning of
 Period                                       $  8.43         $ 10.00
                                              -------         -------
Income (Loss) from Investment Operations:

 Net Investment (Loss)                          (0.02)          (0.04)
 Net Realized and Unrealized Gain (Loss) on
  Investments                                    6.87           (1.46)
                                              -------         -------
  Total from Investment Operations               6.85           (1.50)
                                              -------         -------
Less Distributions:

 Distributions from Net Investment Income          --           (0.07)
                                              -------         -------
Net Asset Value per Share, End of Period      $ 15.28         $  8.43
                                              =======         =======
Total Return                                    81.26%         (14.88)% (/1/)
Ratios/Supplemental Data:

Net Assets, End of Period (in thousands)      $76,975         $28,648

Ratio of Expenses to Average Net Assets          1.04%           1.20 % (2)(3)

Ratio of Net Investment (Loss) to Average
 Net Assets                                     (0.17)%         (0.48)% (2)

Portfolio Turnover Rate                        149.76%         178.53 % (1)

(1) For the period November 3, 1997 (Commencement of Operations) through Octo-ber 31, 1998 and not indicative of a full year's operating results.
(2) Annualized.
(3) The Investment Advisor had voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 1.20% of net assets through October 31, 1998. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 1.51% for the period November 3, 1997 (Commencement of Operations) through October 31, 1998.

See accompanying notes to financial statements.

  TCW Galileo Latin America Equities Fund
                                                [LOGO OF TCW GALILEO FUNDS INC.]
--------------------------------------------------------------------------------
Financial Highlights

                                     Year Ended October 31,
                             -------------------------------------------------
                              1999          1998      1997     1996     1995
                             ------        -------   -------  -------  -------
Net Asset Value per Share,
 Beginning of Year           $ 8.57        $ 12.51   $ 10.01  $  7.92  $ 14.99
                             ------        -------   -------  -------  -------
Income (Loss) from
 Investment Operations:

 Net Investment Income         0.09           0.13      0.11     0.11     0.06

 Net Realized and Unrealized
  Gain (Loss) on Investments   0.71          (3.80)     2.50     2.03    (5.92)
                             ------        -------   -------  -------  -------
  Total from Investment
   Operations                  0.80          (3.67)     2.61     2.14    (5.86)
                             ------        -------   -------  -------  -------
Less Distributions:

 Distributions from Net
  Investment Income              --          (0.27)    (0.11)   (0.05)      --

 Distributions in Excess of
  Net Realized Gains             --             --        --       --    (1.21)
                             ------        -------   -------  -------  -------

  Total Distributions            --          (0.27)    (0.11)   (0.05)   (1.21)
                             ------        -------   -------  -------  -------
Net Asset Value per Share,
 End of Year                 $ 9.37        $  8.57   $ 12.51  $ 10.01  $  7.92
                             ======        =======   =======  =======  =======


Total Return                   9.34%        (29.95)%   26.24%   27.08%  (40.95)%

Ratios/Supplemental Data:

Net Assets, End of Year (in
 thousands)                  $7,939        $11,796   $55,336  $68,323  $38,942

Ratio of Net Expenses to
 Average Net Assets            2.20% (/1/)    1.64%     1.46%    1.44%    1.58%

Ratio of Net Investment
 Income to Average Net
 Assets                        1.05%          1.13%     0.87%    1.12%    0.59%

Portfolio Turnover Rate      162.12%         32.33%    21.17%   44.32%   75.62%

(1) The Investment Advisor had voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund as disclosed in Note 5 of the Notes to the Financial Statements. Had such action not been taken, the total operat-ing expenses, as a percentage of average net assets, would have been 3.24% for the year ended October 31, 1999.

See accompanying notes to financial statements.

  TCW Galileo Funds, Inc.

--------------------------------------------------------------------------------
  International

Independent Auditors' Report


To the Board of Directors and Shareholders of TCW Galileo Funds, Inc.

We have audited the accompanying statements of assets and liabilities, includ-ing the schedules of investments, of TCW Galileo Asia Pacific Equities Fund, TCW Galileo Emerging Markets Equities Fund, TCW Galileo Emerging Markets Income Fund, TCW Galileo European Equities Fund, TCW Galileo International Equities Fund, TCW Galileo Japanese Equities Fund, and TCW Galileo Latin America Equi-ties Fund (the "Galileo International Funds") (seven of twenty funds comprising TCW Galileo Funds, Inc.) as of October 31, 1999 and the related statements of operations for the periods then ended, the statements of changes in net assets for each of the periods ended October 31, 1999 and 1998, and the financial highlights for each of the respective periods in the periods ended October 31, 1999. These financial statements and financial highlights are the responsibil-ity of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999 by correspondence with the custodians and brokers. Where re-plies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Galileo International Funds as of October 31, 1999 and the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally ac-cepted accounting principles.

/s/ Deloitte & Touche LLP

December 21, 1999
Los Angeles, California

                                                [LOGO OF TCW GALILEO FUNDS INC.]
--------------------------------------------------------------------------------
Tax Information Notice (Unaudited)

On account of the year ended October 31, 1999, the following fund paid capital gain distributions within the meaning 852 (b)(3)(c) of the Internal Revenue Code. The Fund designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

                                       Amount Per
   Fund                                  Share
   ----                                ----------
   TCW Galileo European Equities Fund    $0.69

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income returns. For income tax preparation purposes, please refer to the calendar year end in-formation you will receive from the Fund's transfer agent in January 2000.